                                                                   Exhibit 10.19

                           ASSET PURCHASE AGREEMENT


                                 by and among


                               RADIOWORKS, INC.,
                                WFVR, INC., and
                                  WKKD, INC.
                                  (as Seller)


                                      and


                        NEXTMEDIA OPERATING, INC., and
                           NEXTMEDIA LICENSING, INC.
                                  (as Buyer)





                          Dated as of January 1, 2001

                               TABLE OF CONTENTS

                           ASSET PURCHASE AGREEMENT

ARTICLE 1
         PURCHASE OF ASSETS..............................................................................      1
         ------------------
                  1.1      Transfer of Assets............................................................      1
                           ------------------
                                    1.1.1   Licenses and Permits.........................................      1
                                            --------------------
                                    1.1.2   Tangible Personal Property...................................      1
                                            --------------------------
                                    1.1.3   Contract Rights..............................................      2
                                            ---------------
                                    1.1.4   Intellectual Property........................................      2
                                            ---------------------
                                    1.1.5   Books and Records............................................      2
                                            -----------------
                                    1.1.6   Manufacturers' and Vendors' Warranties.......................      2
                                            --------------------------------------
                                    1.1.7   Owned Real Estate............................................      3
                                            -----------------
                                    1.1.8   Leased Real Estate...........................................      3
                                            ------------------
                  1.2      Excluded Assets...............................................................      3
                           ---------------
                                    1.2.1   Cash.........................................................      3
                                            ----
                                    1.2.2   Notes Receivable and Accounts Receivable.....................      3
                                            ----------------------------------------
                                    1.2.3   Tangible and Intangible Personal Property....................      3
                                            -----------------------------------------
                                    1.2.4   Contracts....................................................      3
                                            ---------
                                    1.2.5   Corporate Records............................................      3
                                            -----------------
                                    1.2.6   Contracts of Insurance and Insurance Proceeds................      3
                                            ---------------------------------------------
                                    1.2.7   Employee Plans...............................................      4
                                            --------------
                                    1.2.8   Name Usage...................................................      4
                                            ----------
                                    1.2.9   Other Excluded Assets........................................      4
                                            ---------------------
                                    1.2.10  Causes of Action.............................................      4
                                            ----------------
                                    1.2.11  Tax Refunds..................................................      4
                                            -----------

ARTICLE 2
         ASSUMPTION OF OBLIGATIONS.......................................................................      4
         -------------------------
                  2.1      Assumption of Obligations.....................................................      4
                           -------------------------
                  2.2      Retained Liabilities..........................................................      4
                           --------------------

ARTICLE 3
         CONSIDERATION...................................................................................      6
         -------------
                  3.1      Delivery of Consideration.....................................................      6
                           -------------------------
                  3.2      Allocation of Consideration...................................................      6
                           ---------------------------
                  3.3      Allocations and Prorations....................................................      6
                           --------------------------

ARTICLE 4................................................................................................      8
         CLOSING.........................................................................................      8
         -------
                  4.1      Closing.......................................................................      8
                           -------

ARTICLE 5
         GOVERNMENTAL CONSENTS...........................................................................      8
         ---------------------
                  5.1      FCC Consent...................................................................      8
                           -----------
                  5.2      FCC Applications..............................................................      8
                           ----------------

ARTICLE 6
         REPRESENTATIONS AND WARRANTIES OF SELLER........................................................      8
         ----------------------------------------
                  6.1      Representations and Warranties of Seller......................................      8
                           ----------------------------------------
                                    6.1.1   Organization, Good Standing, Etc.............................      8
                                            --------------------------------
                                    6.1.2   Authority....................................................      9
                                            ---------
                                    6.1.3   Financial Statements.........................................      9
                                            --------------------
                                    6.1.4   Undisclosed Liabilities......................................     10
                                            -----------------------
                                    6.1.5   Compliance with Applicable Laws; FCC Matters.................     10
                                            --------------------------------------------
                                    6.1.6   Litigation...................................................     11
                                            ----------
                                    6.1.7   Insurance....................................................     11
                                            ---------
                                    6.1.8   Real Estate..................................................     12
                                            -----------
                                    6.1.9   Personal Property............................................     12
                                            -----------------
                                    6.1.10  Liens and Encumbrances.......................................     13
                                            ----------------------
                                    6.1.11  Environmental Matters........................................     13
                                            ---------------------
                                    6.1.12  Taxes........................................................     15
                                            -----
                                    6.1.13  Personnel....................................................     16
                                            ---------
                                    6.1.14  Contracts....................................................     18
                                            ---------
                                    6.1.15   Labor.......................................................     18
                                             -----
                                    6.1.16  Patents, Trademarks, Etc.....................................     18
                                            ------------------------
                                    6.1.17  Absence of Certain Changes or Events.........................     19
                                            ------------------------------------
                                    6.1.18  Broker, Commission or Finder's Fees..........................     19
                                            -----------------------------------
                                    6.1.19  Full Disclosure..............................................     19
                                            ---------------
                                    6.1.20  Sellers' Financial Condition.................................     19
                                            ----------------------------
                                    6.1.21  Books and Records............................................     19
                                            -----------------
                                    6.1.22  Barter Arrangements..........................................     20
                                            -------------------
                                    6.1.23  No Third Party Options.......................................     20
                                            ----------------------
                                    6.1.24  Limitation on Representations and Warranties.................     20
                                            --------------------------------------------

ARTICLE 7
         REPRESENTATIONS AND WARRANTIES OF BUYER.........................................................     20
         ---------------------------------------
                  7.1      Representations and Warranties of Buyer.......................................     20
                           ---------------------------------------
                                    7.1.1   Organization and Standing....................................     20
                                            -------------------------
                                    7.1.2   Authorization and Binding Obligation ........................     20
                                            ------------------------------------
                                    7.1.3   Qualifications...............................................     21
                                            --------------

                                    7.1.4   Absence of Conflicting Agreements or Required Consents.......     21
                                            ------------------------------------------------------
                                    7.1.5   Financial Condition..........................................     21
                                            -------------------
                                    7.1.6   Litigation: Compliance with Law..............................     21
                                            -------------------------------
                                    7.1.7   Broker, Commission or Finder's Fees..........................     21
                                            -----------------------------------
                                    7.1.8   Full Disclosure..............................................     22
                                            ---------------

ARTICLE 8
         COVENANTS OF SELLER.............................................................................     22
         -------------------
                  8.1      Seller Covenants..............................................................     22
                           ----------------
                                    8.1.1   Conduct of Stations prior to the Closing Date................     22
                                            ---------------------------------------------
                  8.2      Access........................................................................     24
                           ------
                  8.3      Other Consents................................................................     24
                           --------------
                  8.4      No Inconsistent Action........................................................     24
                           ----------------------
                  8.5      Notification..................................................................     24
                           ------------
                  8.6      Updating of Schedules.........................................................     25
                           ---------------------
                  8.7      Enforcement of Agreements.....................................................     25
                           --------------------------
                  8.8      FCC Filings...................................................................     25
                           -----------
                  8.9      Indemnification...............................................................     25
                           ---------------
                  8.10     [INTENTIONALLY OMITTED].......................................................     26
                  8.11     Title Insurance...............................................................     26
                           ---------------

ARTICLE 9
         COVENANTS OF BUYER..............................................................................     26
         ------------------
                  9.1      Buyer Covenants...............................................................     26
                           ---------------
                                    9.1.1   Notification.................................................     27
                                            ------------
                                    9.1.2   No Inconsistent Action.......................................     27
                                            ----------------------
                                    9.1.3   Post-Closing Access..........................................     27
                                            -------------------

ARTICLE 10
         JOINT COVENANTS.................................................................................     27
         ---------------
                  10.1     Confidentiality...............................................................     27
                           ---------------
                  10.2     Cooperation...................................................................     28
                           -----------
                  10.3     Control of Stations...........................................................     28
                           -------------------
                  10.4     Bulk Sales Laws...............................................................     28
                           ---------------
                  10.5     Public Announcements..........................................................     28
                           --------------------
                  10.6     Condition of Real Estate......................................................     28
                           ------------------------
                  10.7     Compliance with TBA...........................................................     29
                           -------------------

ARTICLE 11
         CONDITIONS OF CLOSING BY BUYER..................................................................     29
         ------------------------------
                  11.1     Representations and Warranties................................................     29
                           ------------------------------
                  11.2     Compliance with Agreement.....................................................     29
                           -------------------------

                  11.3     Third Party Consents and Approvals; Estoppel Certificates.....................     29
                           ---------------------------------------------------------
                  11.4     Closing Certificates..........................................................     29
                           --------------------
                  11.5     Governmental Consents.........................................................     30
                           ---------------------
                                    11.5.1  FCC..........................................................     30
                                            ---
                                    11.5.2  Other Consents...............................................     30
                                            --------------
                  11.6     Adverse Proceedings...........................................................     30
                           -------------------
                  11.7     Closing Documents.............................................................     30
                           -----------------
                  11.8     Material Adverse Change.......................................................     30
                           -----------------------
                  11.9     Opinion of Counsel............................................................     30
                           ------------------
                  11.10    Station Coordinates...........................................................     30
                           -------------------
                  11.11    AM License....................................................................     30
                           ----------

ARTICLE 12
         CONDITIONS OF CLOSING BY SELLER.................................................................     31
         -------------------------------
                  12.1     Representations, Warranties and Covenants.....................................     31
                           -----------------------------------------
                  12.2     Compliance with Agreement.....................................................     31
                           -------------------------
                  12.3     Certifications, Etc...........................................................     31
                           -------------------
                  12.4     Governmental Approval.........................................................     31
                           ---------------------
                                    12.4.1  FCC..........................................................     31
                                            ---
                                    12.4.2  Other Consents...............................................     31
                                            --------------
                  12.5     Adverse Proceedings...........................................................     31
                           -------------------
                  12.6     Closing Documents.............................................................     31
                           -----------------
                  12.7     Opinion of Buyer's Counsel....................................................     31
                           --------------------------
                  12.8     Phase I Environmental Survey..................................................     32
                           ----------------------------

ARTICLE 13
         DOCUMENTS TO BE DELIVERED AT THE CLOSING........................................................     32
         ----------------------------------------
                  13.1     Documents to be Delivered by Seller...........................................     32
                           -----------------------------------
                                    13.1.1  Transfer Documents...........................................     32
                                            ------------------
                                    13.1.2  Certified Resolutions........................................     32
                                            ---------------------
                                    13.1.3  Officer's Certificate........................................     32
                                            ---------------------
                                    13.1.4  Opinion......................................................     32
                                            -------
                                    13.1.5  Good Standing Certificates...................................     32
                                            --------------------------
                                    13.1.6  Other Documents..............................................     32
                                            ---------------
                  13.2     Deliveries to be Made by Buyer................................................     32
                           ------------------------------
                                    13.2.1  Purchase Price...............................................     32
                                            --------------
                                    13.2.2  Assumption Agreement.........................................     32
                                            --------------------
                                    13.2.3  Certified Resolutions........................................     33
                                            ---------------------
                                    13.2.4  Officer's Certificate........................................     33
                                            ---------------------
                                    13.2.5  Opinion......................................................     33
                                            -------
                                    13.2.6  Good Standing Certificates...................................     33
                                            --------------------------
                                    13.2.7  Other Documents..............................................     33
                                            ---------------

ARTICLE 14
         TRANSFER TAXES: FEES AND EXPENSES...............................................................     33
         ---------------------------------
                  14.1     Expenses......................................................................     33
                           --------
                  14.2     Transfer Taxes and Similar Charges............................................     33
                           ----------------------------------
                  14.3     Governmental Filing or Grant Fees.............................................     33
                           ---------------------------------

ARTICLE 15
         ESCROW DEPOSIT, LIQUIDATED DAMAGES, SPECIFIC PERFORMANCE........................................     33
         --------------------------------------------------------
                  15.1     Escrow Deposit................................................................     33
                           --------------
                  15.2     Liquidated Damages............................................................     34
                           ------------------
                  15.3     Specific Performance..........................................................     34
                           --------------------

ARTICLE 16
         TERMINATION RIGHTS..............................................................................     35
         ------------------
                  16.1     Termination...................................................................     35
                           -----------

ARTICLE 17
         RISK OF LOSS....................................................................................     36
         ------------
                  17.1     Risk of Loss..................................................................     36
                           ------------

ARTICLE 18
         MISCELLANEOUS PROVISIONS........................................................................     36
         ------------------------
                  18.1     Survival of Representations and Warranties/Limitation on Liability............     36
                           ------------------------------------------------------------------
                  18.2     Certain Interpretive Matters and Definitions..................................     37
                           --------------------------------------------
                                    18.2.1  In General...................................................     37
                                            ----------
                                    18.2.2  Affiliate....................................................     37
                                            ---------
                                    18.2.3  Money........................................................     37
                                            -----
                                    18.2.4  Knowledge....................................................     37
                                            ---------
                  18.3     Further Assurances............................................................     38
                           ------------------
                  18.4     Financial Statements..........................................................     38
                           --------------------
                  18.5     Assignment....................................................................     38
                           -----------
                  18.6     Amendments....................................................................     39
                           ----------
                  18.7     Headings......................................................................     39
                           --------
                  18.8     Governing Law.................................................................     39
                           -------------
                  18.9     Notices.......................................................................     39
                           -------
                  18.10    Barter and Trade..............................................................     40
                           ----------------
                  18.11    Schedules.....................................................................     40
                           ---------
                  18.12    Entire Agreement..............................................................     40
                           ----------------
                  18.13    Severability..................................................................     40
                           ------------
                  18.14    Counterparts..................................................................     41
                           ------------
                  18.15    Authority.....................................................................     41
                           ---------
                  18.16    Collection of Accounts Receivable.............................................     41
                           ---------------------------------

                                                    By:      _____________________________...............    43

                           ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (this "Agreement"), is made this ____ day of ________, 2000, by and among NEXTMEDIA OPERATING, INC., a Delaware corporation ("NMO"), NEXTMEDIA LICENSING, INC., a Delaware corporation ("NML"; and together with NMO, the "Buyer") and RADIOWORKS, INC., an Illinois corporation ("RadioWorks"), WFVR, INC., an Illinois corporation ("WFVR"), WKKD, INC., an Illinois corporation ("WKKD"; and together with RadioWorks and WFVR, the "Seller").

                             W I T N E S S E T H :

     WHEREAS, Seller owns certain assets which are used or useful in connection with the business and operations of radio stations WKKD(AM), Aurora, Illinois and WKKD-FM, Aurora, Illinois (collectively, the "Stations");

     WHEREAS, Seller desires to sell the Stations, and Buyer desires to purchase substantially all of the assets of Seller used or useful in connection with the business and operations of the Stations in accordance with the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby agree as follows:

                                   ARTICLE 1
                              PURCHASE OF ASSETS
                              ------------------

     1.1  Transfer of Assets. On the terms and subject to the conditions
          ------------------
contained in this Agreement, on the Closing Date (as hereinafter defined), Seller shall assign, transfer, convey and deliver to Buyer and Buyer shall acquire and assume from Seller, all of the right, title, ownership and interest of Seller in and to all of the following assets, properties, interests and rights of Seller (collectively, the "Station Assets") free and clear of any and all Liens (as hereinafter defined), claims, judgments, or encumbrances, whatsoever, other than Permitted Liens (as hereinafter defined):

          1.1.1  Licenses and Permits. All of Seller's rights in and to the
                 --------------------
licenses, permits and other authorizations issued to Seller by any governmental authority, including those issued by the Federal Communications Commission (the "FCC") (hereinafter referred to collectively as the "Station Licenses"), used in connection with the business or operations of the Stations, along with renewals or modifications of such items from the date hereof through the Closing Date, as such items are listed in Schedule 1.1.1 hereto;
                         --------------

          1.1.2  Tangible Personal Property. All equipment, office furniture and
                 --------------------------
fixtures, office materials and supplies, inventory, spare parts and all other tangible personal property of every kind and description, and Seller's rights therein, owned, leased or held by Seller and used in connection with the business or operations of the Stations, as such items are described or listed in Schedule 1.1.2 hereto, together with any replacements
                       --------------
thereof or improvements or additions thereto, made from the date hereof through the Closing Date, and less any retirements or dispositions thereof, made between the date hereof and the Closing Date in the ordinary course of Seller's business consistent with past practices;

          1.1.3  Contract Rights. All of the Seller's rights in and under those
                 ---------------
contracts, agreements, leases and legally binding contractual rights of any kind, written or oral, relating to the business or operations of the Stations (collectively, the "Contracts") which are (a) listed in Schedule 1.1.3 hereto,
                                                        --------------
(b) entered into by Seller from the date hereof through the Closing Date in the ordinary course of Seller's business consistent with past practices, subject to Sections 1.2, 2.2 and 8.1, (c) for the sale of advertising time for cash, subject to Sections 1.2, 2.2, and 8.1 and (d) for consideration other than cash, such as merchandise, services or promotional consideration ("Trade Agreements"), subject to Sections 1.2, 2.2, 8.1 and 18.10;

          1.1.4  Intellectual Property. All of Seller's rights in and to all
                 ---------------------
causes of action for any past infringement of any of the Intellectual Property (as hereinafter defined), all foreign and domestic letters patent, patent licenses, processes, patents, all trade secrets, trade dress, proprietary information, call letters, trademarks, trade names, service marks, franchises, public image, likeness, mascots, copyrights (and all extensions, renewals, and termination rights), Internet domain names, including registrations and applications for registration of any of them, URL addresses, computer software programs and licenses, know-how licenses, all programming material of whatever form or nature, jingles, slogans, the Stations' logos and all other logos or licenses to use same, technical knowledge, know-how, confidential proprietary information and any and all other intangible property rights of Seller, which are used in connection with the business or operations of the Stations, including, but not limited to, the items listed in Schedule 1.1.4 hereto
                                                   --------------
(collectively, the "Intellectual Property"), together with any associated goodwill and any additions thereto between the date hereof and the Closing Date;

          1.1.5  Books and Records. All of Seller's rights in and to all of the
                 -----------------
files, documents, records, and books of account relating to the business or operations of the Stations or to the Station Assets, including, without limitation, each of the Stations' public files, programming information and studies, technical information and engineering data, news and advertising studies or consulting reports, marketing and demographic data, sales correspondence, lists of advertisers, promotional materials, credit and sales reports and filings with the FCC, originals of all written Contracts to be assigned hereunder, logs, software programs and books and records relating to employees, financial, accounting, legal, operational and technical matters (excluding records relating solely to any Excluded Asset (as hereinafter defined));

          1.1.6  Manufacturers' and Vendors' Warranties.  All of Seller's
                 --------------------------------------
rights under manufacturers', distributors', wholesalers', retailers', and vendors' warranties relating to items included in the Station Assets and all similar rights derived from, for, and/or against any and all third parties relating to items included in the Station Assets;

          1.1.7  Owned Real Estate. All real property owned by Seller, together
                 -----------------
with all appurtenant easements thereunto, and all structures, fixtures and improvements located thereon used or useful in connection with the business or operations of the Stations as more fully described in Schedule 1.1.7 hereto,
                                                      --------------
together with any additions thereto from the date hereof through the Closing Date (the "Owned Real Estate");

          1.1.8  Leased Real Estate. All rights, entitlement, benefits and
                 ------------------
interests of Seller under any and all of the leases of real property used or useful in connection with the business or operations of the Stations (the "Leased Real Estate"; and together with the Owned Real Estate, the "Real Estate"), which Leased Real Estate is identified and described in Schedule
                                                                  --------
1.1.8;

          1.1.9  Miscellaneous Assets. All such other assets, properties,
                 --------------------
interests and rights, whether real or personal, owned by Seller which are used or useful in connection with the business or operations of the Stations or which are located as of the Closing Date on the Real Estate, except for Excluded Assets.

     1.2  Excluded Assets.  Notwithstanding anything to the contrary contained
          ---------------
herein, it is expressly understood and agreed that the Station Assets shall not include any of the following assets or any right, title or interest therein (collectively, the "Excluded Assets"):

          1.2.1  Cash. All cash, deposits, marketable securities, and cash
                 ----
equivalents of Seller on hand and/or in banks;

          1.2.2  Notes Receivable and Accounts Receivable. All notes receivable
                 ----------------------------------------
and accounts receivable of Seller.

          1.2.3  Tangible and Intangible Personal Property. All tangible and
                 -----------------------------------------
intangible personal property of Seller disposed of or consumed in the ordinary course of business of Seller consistent with past practices between the date hereof and the Closing Date, as permitted hereunder;

          1.2.4  Contracts. All Contracts which have terminated or expired on or
                 ---------
prior to the Closing Date in the ordinary course of business of Seller;

          1.2.5  Corporate Records. Seller's corporate seals, minute books,
                 -----------------
charter documents, corporate stock record books and such other books and records as pertain to the organization, existence or share capitalization of Seller, and duplicate copies of such financial records as are necessary to enable Seller to file its Tax Returns (as hereinafter defined) and reports;

          1.2.6  Contracts of Insurance and Insurance Proceeds. Contracts of
                 ---------------------------------------------
insurance and all insurance proceeds or claims made by Seller arising out of or related to the Station Assets to the extent that such contracts, proceeds or claims relate to expenditures (a) which were made by Seller prior to the Closing Date or (b) which Seller remains obligated to make after the Closing Date; provided, however, that all such contracts, proceeds or claims made or received on or after the date of this Agreement shall be included under Station Assets;

          1.2.7   Employee Plans. The Employee Plans (as hereinafter defined)
                  --------------
and the assets thereof;

          1.2.8   Name Usage. Any right to use the name "RadioWorks"or any
                  ----------
variation thereof;

          1.2.9   Other Excluded Assets. Those specific assets identified on the
                  ---------------------
Excluded Assets Schedule attached to this Agreement as Schedule 1.2.9;
                                                       --------------

          1.2.10  Causes of Action. Except as described in Section 1.1.4, all
                  ----------------
of Seller's rights in and to all causes of action; and

          1.2.11  Tax Refunds. All Tax (as hereinafter defined) refunds relating
                  -----------
to the period prior to the Closing (as hereinafter defined).

                                   ARTICLE 2
                           ASSUMPTION OF OBLIGATIONS
                           -------------------------

     2.1  Assumption of Obligations. Subject to the provisions of Sections 2.1
          -------------------------
and 2.2, on the Closing Date, Buyer shall assume the obligations of Seller arising or to be performed after the Closing Date under the Contracts referred to in Section 1.1.3 in effect on the Closing Date, and all liabilities and obligations that arise from the ownership or operation of the Station Assets after the Closing Date. All of the foregoing liabilities and obligations shall be referred to herein collectively as the "Assumed Liabilities."

     2.2  Retained Liabilities. Notwithstanding anything contained in this
          --------------------
Agreement to the contrary, Buyer does not assume or agree to pay, satisfy, discharge or perform, and will not be deemed by virtue of the execution and delivery of this Agreement or any document delivered at the execution of this Agreement, or as a result of the consummation of the transactions contemplated by this Agreement, to have assumed, or to have agreed to pay, satisfy, discharge or perform, any liability or obligation of Seller other than the Assumed Liabilities, including, without limitation, any of the following liabilities or obligations of Seller (the "Retained Liabilities"):

          (a) all obligations or liabilities of Seller or any Predecessor (as hereinafter defined) or Affiliate (as hereinafter defined) of Seller which in any way relate to, or arise out of, any of the Excluded Assets;

          (b) other than Taxes expressly allocated pursuant to other provisions of this Agreement, any and all Tax liabilities of Seller;

          (c) all liabilities or obligations of Seller owed to Seller or any of its Affiliates;

          (d) all liabilities or obligations arising out of any breach by Seller or any Predecessor or Affiliate of Seller of any of the terms or conditions of any provision of any Contract;

          (e) all liabilities or obligations of Seller for borrowed money or for interest on such borrowed money;

          (f) all liabilities and obligations of Seller or any Predecessor or Affiliate of Seller resulting from, caused by or arising out of, any violation of law, including but not limited to any statute, regulation, ordinance, decree, or judgment;

          (g) any claims, liabilities, judgments, settlements, consents, orders, decrees or obligations of Seller as an employer, including, without limitation, liabilities for wages, supplemental unemployment benefits, labor claims, Equal Employment Opportunity Commission claims, vacation benefits, severance benefits, retirement benefits, ERISA (as hereinafter defined) benefits or claims, Federal Consolidated Omnibus Budget Reconciliation Act of 1985 benefits, Federal Family and Medical Leave Act of 1993 benefits, Federal Workers Adjustment and Retraining Notification Act obligations and liabilities, or any other employee benefits, withholding Tax liabilities, workers' compensation, or unemployment compensation benefits or premiums, hospitalization or medical claims, occupational disease or disability claims, or other claims attributable in whole or in part to employment on or prior to the Closing Date or termination by Seller or arising out of any labor matter involving Seller as an employer, and any claims, liabilities and obligations arising from or relating to the Employee Benefit Plans;

          (h) any claims, liabilities, settlements, judgments, proceedings, executions, losses, damages, or expenses relating to any litigation, claim, action, suit, proceeding, or investigation of any nature arising out of the business or operations of the Stations on or prior to the Closing Date, including, without limitation, any claims against or any liabilities for personal injury to or death of, persons or damage to or destruction of property, any workers' compensation claims, and any warranty claims;

          (i) except as may otherwise be provided herein, any accounts payable, other indebtedness, obligations and accrued liabilities of Seller;

          (j) any claims, losses, damages, expenses, liabilities or obligations resulting from the failure to comply with, or imposed pursuant to, any Environmental Law (as hereinafter defined), or resulting from the use, presence, generation, storage, treatment, transportation, handling, disposal, emission or release of Hazardous Substances (as hereinafter defined), solid wastes, and liquid and gaseous matters by Seller and by any other person in relation to Seller or the Stations to the extent related to, arising from or otherwise attributable to Seller's acts or omissions prior to or conditions existing as of the Closing Date, including, without limitation, any liability or obligation for cleaning up waste disposal sites from or related to Seller's acts or omissions on or prior to the Closing Date; and

          (k) any fees and expenses incurred by Seller in connection with negotiating, preparing, closing, performing, complying with, and carrying out this Agreement and the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of Seller's attorneys, accountants, investigators, auditors, consultants and brokers.

                                   ARTICLE 3
                                 CONSIDERATION
                                 -------------

     3.1  Delivery of Consideration.  In exchange for the Station Assets, and in
          -------------------------
addition to Buyer's assumption of the Assumed Liabilities, Buyer shall, at the Closing deliver to Seller the sum of Three Million Four Hundred Thousand and No/100 Dollars ($3,400,000.00) (the "Purchase Price") by wire transfer of immediately available funds, adjusted pursuant to the provisions of this Agreement.

     3.2  Allocation of Consideration.  Within thirty (30) days after the
          ---------------------------
Closing Date, Seller and Buyer shall negotiate in good faith an allocation of the total consideration provided herein among the Station Assets (the "Allocation"). If the Allocation is not agreed upon within thirty (30) days after the Closing Date, Buyer and Seller will order an appraisal of the Station Assets from Broadcast Investments Analysts ("BIA") and BIA will determine the Allocation. The appraisal, if required, shall be provided to each of Buyer and Seller within forty five (45) days after it is ordered. Buyer and Seller agree to prepare and file all Tax Returns and reports (including, if applicable, Form
8594) in a manner consistent with the Allocation and will not in connection with the filing of such returns make any allocation that is contrary to the Allocation. Buyer and Seller agree to consult with each other with respect to all issues related to the Allocation in connection with any Tax audits, controversy or litigation. The fees for BIA shall be borne equally by Buyer and Seller.

     3.3  Allocations and Prorations.
          --------------------------

          3.3.1 The business and the operations of the Stations and the income and expenses attributable thereto through 11:59 p.m. on the Closing Date (the "Effective Time") shall be for the account of Seller and thereafter shall be for the account of Buyer. Expenses for goods and services received both before and after the Effective Time, utilities charges, ad valorem, real estate, property and other Taxes (other than income Taxes, which shall be Seller's sole responsibility for all taxable periods ending prior to and including the Effective Time, and those Taxes arising from the sale and transfer of the Station Assets, which, in the case of transfer and other similar Taxes, shall be paid as set forth in Section 14.2), income and expenses under the Contracts (other than Trade Agreements), prepaid expenses, music and other license fees (including any retroactive adjustments thereof), wages, salaries, and other employee benefit expenses (whether such wages, salaries or benefits are current or deferred expenses, including, without limitation, liabilities accrued up to the Effective Time for bonuses, commissions, vacation pay, payroll Taxes, workers' compensation and social security Taxes) and rents and similar prepaid and deferred items shall be prorated between Seller and Buyer in accordance with the foregoing. Notwithstanding the foregoing, no proration shall be made with respect to (a) severance or sick leave with respect to any employee on or prior to the Closing or (b) any prepaid expense or other deferred item unless Buyer will receive a benefit in respect of such prepayment or deferral after the Effective Time. For purposes of this Section 3.3.1, ad valorem and other real estate Taxes shall be apportioned on the basis of the Taxes assessed for the most recently completed calendar year, with a reapportionment as promptly as practicable after the Tax rates and real property valuations for the calendar year in which the Closing occurs can be ascertained. In addition, Buyer shall be entitled to a credit, if any, in this proration process for the amount of any Taxes (or other governmental charges) that are due and payable by Seller, but are being contested by Seller in good faith in appropriate proceedings and are secured by Liens, if any, on the Station Assets and such Liens have not been removed on or prior to the Closing (but once such amounts are finally determined, Buyer shall use such credit to remove such Liens and return to Seller the excess of (i) the amount of such credit minus (ii) the amount of such Taxes or other governmental charges as finally determined, or Seller shall pay to Buyer the deficiency, as appropriate).

          3.3.2  Allocation and proration of the items set forth in Subsection
3.3.1 shall be made by Buyer and a statement thereof given to Seller within ninety (90) days after the Closing Date. Seller shall give written notice of any objection thereto within twenty (20) business days after delivery of such statement, detailing the reason for such objection and stating the amount of Seller's proposed final allocation and proration. If a timely objection is made and the parties cannot reach agreement within thirty (30) days after receipt of the objection as to the amount of the final allocation and proration, the matter shall be referred to Price Waterhouse Coopers, L.L.P. (the "Independent Auditor") to resolve the matter, whose decision will be final and binding on the parties, and whose fees and expenses shall be borne by Buyer and Seller in accordance with the following: each party shall pay an amount equal to the sum of all fees and expenses of the Independent Auditor on a proportional basis taking into account the amount of the net allocation and proration proposed by each of Buyer and Seller and the amount of the final allocation and proration determined by the Independent Auditor (for example, if Buyer proposed a payment of $10 to Seller, Seller proposed a payment of $100, and the Independent Auditor proposed a payment of $30, Buyer would pay 20/90ths of the Independent Auditor's fees and Seller would pay 70/90ths of those fees based on the $90 in dispute between the parties). Within five business days following a final determination hereunder, the party obligated to make payment will make the payments determined to be due and owing in accordance with this Section 3.3.

          3.3.3 All prorations shall be made in a manner that does not affect the economic arrangements set out in the Time Brokerage Agreement entered into pursuant to Section 10.7 hereof (the "TBA"). The prorations for any and all Contracts shall be calculated as of 12:01 a.m. on the TBA Commencement Date, as defined in the TBA.


                                   ARTICLE 4
                                    CLOSING
                                    -------

     4.1  Closing. The consummation of the transactions contemplated herein (the
          -------
"Closing")
shall occur, except as may be otherwise mutually agreed upon by Buyer and Seller, (a) on the last day of the month after the FCC Consents (as hereinafter defined) to the assignments of the Station Licenses have become Final Orders (as hereinafter defined), and (b) when all terms and conditions set forth in Articles 11 and 12 have been satisfied, or (c) such other date as may be mutually agreed to by the parties in writing ("Closing Date"). For purposes of this Agreement, "Final Order" means action by the FCC granting an application consenting to the assignments contemplated by this Agreement which is not reversed, stayed, enjoined, set aside, annulled or suspended, and with respect to which action no timely request for stay, petition for rehearing, or reconsideration, application for review or appeal is pending, and as to which the time for filing any such request, petition or appeal or reconsideration by the FCC on its own motion has expired. The Closing shall be held preferably through exchange of closing documents by overnight deliveries, or otherwise in the offices of Shaw Pittman, 2300 N Street, N.W., Washington, D.C., 20007, or at such place as the parties hereto may agree.

                                   ARTICLE 5
                             GOVERNMENTAL CONSENTS
                             ---------------------

     5.1  FCC Consent. It is specifically understood and agreed by Buyer and
          -----------
Seller that the Closing, the assignments of the Station Licenses and the transfer of the Station Assets are expressly conditioned on, and are subject to, the prior written consent and approval of, the FCC ("FCC Consent").

     5.2  FCC Applications. Within ten (10) business days after the date of this
          ----------------
Agreement, Buyer and Seller shall file applications with the FCC for the FCC Consent ("FCC Applications"). Buyer and Seller shall prosecute the FCC Applications with all reasonable diligence and otherwise use their reasonable efforts to obtain the FCC Consent as expeditiously as practicable.

                                   ARTICLE 6
                   REPRESENTATIONS AND WARRANTIES OF SELLER
                   ----------------------------------------

     6.1  Representations and Warranties of Seller.  Each Seller, jointly and
          ----------------------------------------
severally, hereby makes the following representations and warranties to Buyer, each of which is true and correct as of the date hereof, and shall be true and correct as of the Closing Date and shall be unaffected by any investigation heretofore or hereafter made by Buyer:

          6.1.1     Organization, Good Standing, Etc.
                    --------------------------------

                    (a) Each Seller is a corporation validly existing and in good standing under the laws of the State of Illinois, has all requisite corporate power and authority to own, lease, operate or otherwise hold the Station Assets owned, leased or otherwise held by such entity and to carry on the business and operations of the Stations as now being conducted and is duly qualified to do business in each jurisdiction in which such entities operation of the Stations or such entities ownership or leasing of property makes such qualification necessary.

            (b) Each Seller has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by each Seller and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of each Seller, its officers, directors, and shareholders, as the case may be. This Agreement has been duly executed and delivered by each Seller and assuming the due execution and delivery of this Agreement by Buyer, constitutes the legal, valid and binding obligation of each Seller, enforceable against each Seller in accordance with its terms.

     6.1.2  Authority. Assuming the consents contemplated by Sections 6.1.2 and
            ---------
6.1.14 are obtained, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby shall (a) violate, conflict with or result in any breach or default of any provision of the organizational documents of any Seller, (b) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice, lapse of time, right to cure, or all of the foregoing) under, or permit the suspension or termination of, or result in the acceleration of, or entitle any party to accelerate (whether as a result of the sale of the Station Assets or otherwise) any material obligation, covenant, term, condition, or result in the loss of any material benefit, or give rise to the creation of any material Lien, charge, security interest, judgment, claim or encumbrance upon any of the properties or assets of any Seller or any of its Affiliates under any of the terms, conditions or provisions of any loan or credit agreement, note, bond, mortgage, indenture or deed of trust, promissory note, security agreement, chattel mortgage, debt, or any material license, lease, agreement or other material instrument or obligation to which any Seller is a party or by which any Seller or any of such Seller's properties or assets may be bound or affected, or
(c) violate any order, writ, judgment, injunction, decree, statute, rule, ordinance or regulation of any court, administrative agency or commission or other governmental authority or instrumentality (a "Governmental Entity") applicable to any Seller or any of such Seller's properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to any Seller in connection with the execution and delivery of this Agreement by such Seller or the consummation by any Seller of the transactions contemplated hereby, except for consents of the FCC to the assignments of the Station Licenses.

     6.1.3  Financial Statements. Each Seller has supplied Buyer with certain
            --------------------
financial information contained in that certain letter dated ____________, 2000, from Seller to Buyer (the "Seller Disclosure Letter") (such financial information collectively being referred to as the "Seller's Financial Statements"). The Seller's Financial Statements were prepared in accordance with accounting principles applied on a consistent basis throughout the periods covered thereby and present fairly and accurately, in all material respects, the consolidated financial position, results of operations and changes in cash flows of the Stations as of such date and for the periods then ended.

     6.1.4  Undisclosed Liabilities. Except as disclosed in Seller's Financial
            -----------------------
Statements, Seller shall, at Closing have no material debts, liabilities or obligations of any nature, whether secured or unsecured (accrued, absolute, known or unknown, or otherwise, and whether due or to become due).

          6.1.5 Compliance with Applicable Laws; FCC Matters.
                --------------------------------------------

                (a) Except as stated in the Seller Disclosure Letter, Seller is in compliance in all material respects with all federal, state, and local laws, rules, regulations, policies, and ordinances applicable or relating to the Station Assets and the Stations, including those of the FCC, all obligations with respect to equal opportunity under applicable law, and all rules and regulations of the Federal Aviation Administration ("FAA") applicable to the towers used by the Stations (including all rules regulating hazards to air navigation, registration of radio towers, and exposure of humans to RF (as hereinafter defined)). Neither the ownership of or use of the Station Assets or the Station Licenses nor the conduct of the business of Seller conflicts in any material respect with the rights of any other person or entity, or with any rule, regulation, or policy of any Governmental Entity. To Seller's knowledge, all material disclosures, returns, reports, and statements that Seller or the Stations are required to file with the FCC or with any other Governmental Entity have been filed, and all reporting and record-keeping requirements of the FCC and other Governmental Entities having jurisdiction over Seller or the Stations have been complied with in all material respects during the current license terms. To Seller's knowledge, all of such disclosures, returns, reports, and statements were complete and correct in all material respects as filed. Seller has fully paid all annual FCC regulatory fees payable with respect to the Station Licenses. To Seller's knowledge, all such filings complied in all material respects with applicable laws when made, and to Seller's knowledge, no material deficiencies have been asserted with respect to any such filings. All the material required by 47 C.F.R. (S) 73.3526 to be kept in the public inspection files of the Stations is in such files. Seller has no knowledge of any material fact or circumstance relating to Seller or the Stations arising from noncompliance with the Communications Act of 1934, as amended, or the rules, regulations or written policies of the FCC in effect on the date of this Agreement (the "Communications Act"), that could reasonably be expected to (i) disqualify Seller from assigning the Station Licenses to the Buyer or (ii) prevent or delay the consummation by the parties of the transactions contemplated by this Agreement.

                (b) Schedule 1.1.1 lists (i) all licenses, permits and other
                    --------------
authorizations (including all broadcast auxiliary licenses, construction permits and all grants of Special Temporary Authority ("STA")) issued by the FCC relating to the Stations as of the date of this Agreement and (ii) all licenses, permits or authorizations issued to Seller by any other Governmental Entities which are material to the business or operations of the Stations as presently conducted and held by Seller as of the date of this Agreement. Such licenses, permits and authorizations, and all applications for modification, extension or renewal thereof or for new licenses, permits, permissions or authorizations applicable to the business or operations of the Stations are collectively referred to herein as the Station Licenses (as further defined in Section 1.1.1), each of which is in full force and effect. Except as stated in the Seller Disclosure Letter, to Seller's knowledge, the Stations have been operated in all material respects in accordance with the terms of the Station Licenses. Except as stated in the Seller Disclosure Letter, to Seller's knowledge, all towers and other structures used in the operation of the Stations or the Station Assets or located on the Real Estate are obstruction marked and lighted to the extent required by, and in accordance with the rules and regulations of the FAA, the FCC and other Governmental Entities. Except as stated in the Seller Disclosure Letter, appropriate notifications to the FAA and registrations with the FCC have been filed for such towers where required. Except as stated in the Seller Disclosure Letter and except for proceedings affecting the radio broadcast industry generally, there are no proceedings pending or, to the Seller's knowledge, threatened with respect to Seller's ownership or operation of the Stations which reasonably may be expected to result in the revocation, material adverse modification, non-renewal or suspension of any of the Station Licenses, the denial of any pending applications for the Station Licenses, the issuance against Seller of any cease and desist order, or the imposition of any administrative actions by the FCC or any other Governmental Entity with respect to the Station Licenses, or which reasonably may be expected to adversely affect the Stations' ability to operate as currently operated. With the exception of operations pursuant to any existing STAs set out in Schedule 1.1.1 hereto, and with the further exception of such
                --------------
temporary reduced power operations as are necessary for routine maintenance, as of the Closing Date, the Stations shall operate in conformity with the Station Licenses. To Seller's knowledge, no other broadcast station or radio communications facility is causing interference to the Stations' transmissions beyond that which is allowed by FCC rules and regulations. Seller has all necessary authority to use the call signs set forth on Schedule 1.1.1.
                                                       --------------

          6.1.6  Litigation. Except for any FCC rulemaking proceedings affecting
                 ----------
the radio broadcasting industry generally or except as otherwise stated in the Seller Disclosure Letter, there is no claim, legal action, counterclaim, suit, arbitration, governmental investigation, or other legal, administrative, or tax proceeding, nor any order, decree, or judgment, in progress or pending, or, to the best of Seller's knowledge, threatened, against Seller with respect to the ownership or operation of the Stations or otherwise relating to the Station Assets or the business of Seller. In particular, but without limiting the generality of the foregoing, except as otherwise stated in the Seller Disclosure Letter, there are no applications, complaints, or proceedings pending or, to the best of Seller's knowledge, threatened, (i) before the FCC relating to Seller or the business or operation of the Stations, other than rulemaking proceedings that affect the radio broadcasting industry generally, (ii) before any federal or state agency relating to Seller or the business or operation of the Stations involving charges of illegal discrimination under any federal or state employment laws or regulations, or (iii) before any federal, state, or local agency relating to Seller or the business or operation of the Stations involving zoning issues under any federal, state, or local zoning law, rule, or regulation. Except as otherwise stated in the Seller Disclosure Letter, to Seller's knowledge, there exists no basis, including any facts or circumstances which are known or should be known to Seller that could give rise to any of the actions described in this Section.

          6.1.7  Insurance. Attached to the Seller Disclosure Letter are true
                 ---------
and complete copies of each insurance policy applicable to the Station Assets and held by Seller, each of which is in full force and effect on the date hereof, is valid and enforceable in accordance with its terms. Seller shall cause the same or comparable policies of insurance to remain in effect for acts, omissions and events occurring on or prior to the Closing Date.

          6.1.8  Real Estate.
                 -----------

                 (a)  In Schedule 1.1.7 and Schedule 1.1.8 Seller has
                         --------------     --------------
provided Buyer with a true and complete list of all Owned Real Estate, identifying each parcel of owned Real Estate by its legal description and street address. Neither Seller nor any of its Affiliates own or hold real property or interest in real property, including any fee estates, leaseholds and subleaseholds, purchase options, or licenses other than disclosed to Buyer in
Schedule 1.1.7 and Schedule 1.1.8. The Real Estate (i) includes the Stations'
--------------     --------------
transmitter sites as authorized by the FCC, (ii) is approved by all local zoning and land use authorities for its current use, and (iii) is adequate for the business of Seller and the Stations as currently conducted. Other than the real property under any office lease and/or any transmitter site lease, Seller holds good and marketable title to the Owned Real Estate, free and clear of all Liens, except Permitted Liens. To Seller's knowledge, there are no pending or contemplated condemnation or eminent domain proceedings that may affect] the Owned Real Estate. As of the Closing Date, all real estate Taxes, assessments and use charges pertaining to the Owned Real Estate that have become due shall have been paid in full.

                 (b) Each lease of real property pertaining to any and all Leased Real Estate (a "Real Estate Lease") is in full force and effect and is binding and enforceable in accordance with its terms. The Seller has timely performed its obligations under any Real Estate Lease. To Seller's knowledge, there is no default or claim of default or breach against the Seller or any other party to any Real Estate Lease, or any event or circumstance that, with the passage of time or the giving of notice or both, would result in (i) a default by the Seller or (ii) to the best of Seller's knowledge, a default by any other party to any Real Estate Lease. To Seller's knowledge, no notice of termination, foreclosure, eviction, or possession, condemnation or eminent domain, has been issued with respect to any Real Estate Lease. Except as otherwise stated in the Seller Disclosure Letter, and assuming any required consents to assignment of the Real Estate leases can be obtained, the Real Estate Leases are assignable to Buyer on the same terms and conditions as Seller now enjoys under such Real Estate Leases.

                 (c) To Seller's knowledge, all material improvements on any of the Real Estate have been constructed, occupied, maintained and operated in material compliance with all applicable laws, insurance requirements, contracts, leases, permits, licenses, ordinances, restrictions, building set-back lines, covenants, reservations, and easements, and Seller has received no notice, written or verbal, claiming any material violation of any of the same or requesting or requiring the performance of any material repairs, alterations or other work in order to so comply. To Seller's knowledge, no improvement on any of the Real Estate encroaches upon any adjacent real property of any other person or entity.

          6.1.9  Personal Property. Seller has provided Buyer with a true and
                 -----------------
complete list of all material machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, inventory, spare parts, and other tangible personal property that is owned or held by Seller and used in the conduct of the business and operations of the Stations. Schedule 1.1.2 comprises
                                                        --------------
all material items of tangible personal property owned or leased by Seller and used in the operation of the Stations (other than Real Estate and certain lease Contracts). Except as otherwise stated in the Seller Disclosure Letter, Seller owns and has good and marketable title to each item listed on Schedule 1.1.2, and none of the
                                                 --------------
items listed on such Schedule or any other Station Assets are subject to any Lien (other than Permitted Liens). Each item listed on Schedule 1.1.2 is in good
                                                       --------------
operating condition, adequate for the operation of Seller's business (normal wear and tear excepted), and is available for immediate use in the current business of Seller. Except as otherwise stated in the Seller Disclosure Letter, all items of transmitting and studio equipment included in Schedule 1.1.2 permit
                                                           --------------
the Stations to operate in all material respects in accordance with the terms of the FCC Licenses and the rules and regulations of the FCC, and in all material respects with all other applicable federal, state, and local statutes, ordinances, rules and regulations. Except as set forth in Schedule 1.1.2, the
                                                          --------------
Station Assets constitute all property necessary to conduct the business of Seller as now conducted and to permit on-air broadcast operations by the Stations at the power, height and other operating parameters specified in their respective broadcast licenses.

          6.1.10  Liens and Encumbrances. As of the Closing, all of the Station
                  ----------------------
Assets, including leases, will be free and clear of all liens, pledges, claims, orders, security interests, writs, judgments, restrictions, mortgages (real or personal), tenancies and other possessory interests, conditional sale or other title retention agreements, assessments, easements, rights of way, covenants, restrictions, rights of first refusal, defects in title, encroachments and other burdens, options or encumbrances of any kind (collectively, "Liens"), except for
(a) statutory Liens securing payments not yet delinquent or the validity of which are being contested in good faith by appropriate actions, (b) Liens for taxes not yet delinquent, (c) Liens securing indebtedness, all of which Liens will be fully discharged by Seller at the Closing upon repayment of all amounts due and owing, (d) Liens on leases arising from the provisions of such leases, and (e) zoning ordinances (the Liens referred to in clauses (a) through (e) being "Permitted Liens").

          6.1.11  Environmental Matters.
                  ---------------------

                  (a) Seller and/or its Affiliates have complied in all
material respects and are in material compliance with, and the Real Estate and all improvements thereon are in material compliance with, all Environmental Laws (as hereinafter defined). "Environmental Laws" shall mean the rules and
                           ------------------
regulations of the FCC, the Environmental Protection Agency and all other federal, state or local government authorities pertaining to human exposure to radio frequency ("RF") radiation and all applicable rules and regulations of federal, state and local laws, including statutes, regulations, ordinances, codes, rules, as amended, relating to the discharge of air pollutants, water pollutants or process waste water or otherwise relating to the environment or Hazardous Materials (as hereinafter defined) or toxic substances including, but not limited to, the Federal Solid Waste Disposal Act, the Federal Clean Air Act, the Federal Clean Water Act, the Federal Resource Conservation and Recovery Act of 1976, the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, regulations of the Environmental Protection Agency, regulations of the Nuclear Regulatory Commission, and regulations of any state department of natural resources or state environmental protection agency now or at any time hereafter in effect. "Hazardous Materials" shall mean all wastes,
                                  -------------------
substances, or materials (whether solids, liquids or
gases) that are deemed hazardous, toxic, pollutants, or contaminants, including, without limitation, substances defined as "hazardous wastes," "hazardous substances," "toxic substances," "radioactive materials," or other similar designations in, or otherwise subject to regulation under, any Environmental Laws. "Hazardous Materials" includes but is not limited to polychlorinated
       -------------------
biphenyls ("PCBs"), asbestos, lead-based paints, infectious wastes, radioactive
            ----
materials and wastes and petroleum and petroleum products (including, without limitation, crude oil or any fraction thereof).

               (b) No litigation or administrative proceeding is pending or, to Seller's knowledge, is threatened against Seller or any of its Affiliates, which in either case (i) asserts or alleges that Seller or any of its Affiliates violated any Environmental Laws, (ii) asserts or alleges that Seller or any of its Affiliates are required to clean up, remove or take remedial or other response action due to the disposal, depositing, discharge, leaking or other release of any Hazardous Materials at the Real Estate or (iii) asserts or alleges that Seller or any of its Affiliate are required to pay all or a portion of the cost of any past, present or future cleanup, removal or remedial or other response action which arises out of or is related to the disposal, depositing, discharge, leaking or other release of any Hazardous Materials by Seller or any of its Affiliates at the Real Estate.

               (c) To the knowledge of Seller, no person has caused or permitted Hazardous Materials to be stored, deposited, treated, recycled or disposed of on, under or at any Real Estate owned, leased, used or occupied by Seller or any of its Affiliates which Hazardous Materials, if known to be present, would require cleanup, removal or some other remedial action under any Environmental Laws.

               (d) To the knowledge of Seller, there are not now, nor have there previously been, tanks or other facilities on, under, or at the Real Estate which contained any Hazardous Materials which, if known to be present in soils or ground water, would require cleanup, removal or some other remedial action under Environmental Laws.

               (e) To the knowledge of Seller, there are no conditions existing currently at any Real Estate owned, leased, used or occupied by Seller or any of its Affiliates which would subject Seller or such Affiliate to damages, penalties, injunctive relief or cleanup costs under any Environmental Laws or which require cleanup, removal, remedial action or other response pursuant to Environmental Laws by Seller or such Affiliate.

               (f) Neither Seller nor any Affiliate of Seller is subject, as a result of its interest in the Real Estate or the Leased Property, to any judgment, order or citation related to or arising out of any Environmental Laws and has not been named or listed as a potentially responsible party by any governmental body or agency in a matter related to or arising out of any Environmental Laws.

               (g) The operation of the Stations does not exceed the permissible levels of exposure to RF radiation specified in the FCC's current rules, regulations and policies concerning RF radiation.

             (h) Seller and/or its Affiliates have been duly issued, and currently have and shall maintain through the Closing, all material permits, licenses, certificates and approvals required under any Environmental Law. Seller has provided Buyer with a true and complete list of such permits, licenses, certificates and approvals, all of which are valid and in full force and effect. Except in accordance with such permits, licenses, certificates and approvals, there has been no discharge of any Hazardous Materials or any other material regulated by such permits, licenses, certificates or approvals.

             (i) To Seller's knowledge, neither Seller nor any of its Affiliates have any liability (and to Seller's knowledge, there is no basis for any present or future charge, complaint, action, suit, proceeding, hearing, investigation, claim or demand against Seller or any of its Affiliates giving rise to any liability): (i) under the Occupational Safety and Health Act, as amended, or any other law (or rule or regulation thereunder) of any federal, state, local, or foreign government (or agency thereof) concerning employee health and safety, or (ii) for any illness of or personal injury to any employee.

     6.1.12  Taxes.
             -----

             (a) All Tax Returns that were required to be filed by Seller have been duly filed on a timely basis under the statutes, rules and regulations of each applicable jurisdiction, and Seller will file or will cause to be duly filed, all Tax Returns required to be filed by Seller as of the Closing Date and with respect to any taxable period prior to or which includes the Closing Date. All such Tax Returns are (or will be) complete and accurate in all material respects. Except as otherwise stated in the Seller Disclosure Letter, all Taxes, whether or not reflected on the Tax Returns, which are due with respect to the Seller and any of its Affiliates have been timely paid by the Seller and/or any such Affiliate, whether or not such Taxes are disputed. For the purposes of this
Section 6.1.12 only, "Affiliates" shall mean any entity that files a consolidated tax return with the Seller.

             (b) No claim, judgment, Lien, settlement, writ, or order for assessment or collection of Taxes has been asserted against the Seller or any of its Affiliates. Neither Seller nor any of its Affiliates are a party to any pending audit, action, suit, claim, litigation, proceeding or investigation by any Governmental Entity for the assessment or collection of Taxes, nor does Seller or any of its Affiliates have knowledge of any threatened audit, suit, claim, litigation, action, proceeding or investigation.

             (c) To Seller's knowledge, neither Seller nor any of its Affiliates have waived or extended any statutes of limitation for the assessment or collection of Taxes. To Seller's knowledge, no claim has been made by a Governmental Entity in a jurisdiction where the Seller or any of its Affiliates does not currently file Tax Returns that the Seller or its Affiliates may be subject to taxation by that jurisdiction, nor is Seller or any of its Affiliates aware that any such assertion of Tax jurisdiction is pending or threatened. No Liens, other than Permitted Liens (whether filed or arising by operation of law) have been imposed upon or asserted against any of the Station Assets as a result of or in connection with any failure, or alleged failure to pay any Tax.

          (d) Seller has withheld and paid all Taxes required to be withheld in connection with any amounts paid or owing to any employee, creditor, independent contractor or other third party.

          (e) Seller is not a  foreign person or entity  within the meaning of
Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code").

          (f) No payment described in this Agreement is subject to Section 280G of the Code.

          (g) None of the Stations Assets is (i) "tax-exempt use" property
                                                  --------------
within the meaning of Section 168(h) of the Code, (ii) required to be treated as owned by another person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986, (iii) "tax exempt bond financed
                                                ------------------------
property" within the meaning of Section 168(g) of the Code or (iv) "limited use
--------                                                            -----------
property" (as such term is used in Rev. Proc. 76-30).
--------

          (h) For purposes of this Agreement, the terms "Tax" and "Taxes" shall mean all federal, state, local, or foreign income, payroll, Medicare, Medicaid, withholding, unemployment insurance, social security, Federal Insurance Contribution Act, sales, use, service, service use, leasing, leasing use, excise, franchise, gross receipts, value added, alternative or add-on minimum, estimated, occupation, real and personal property, stamp, duty, document, transfer, workers' compensation, windfall profits, environmental (including taxes under Section 59A of the Code), or other tax, charge, fee, levy or assessment of the same or of a similar nature, including any interest, penalty, or addition thereto, whether disputed or not. The term "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes or any amendment thereto, and including any schedule or attachment thereto.

  6.1.13  Personnel.
          ---------

          (a) Attached to the Seller Disclosure Letter are (i) all of Seller's Employee Plans (as hereinafter defined) and Compensation Arrangements (as hereinafter defined) and complete and accurate copies, or memoranda, as the case may be, of all Employee Plans and Compensation Arrangements (or related insurance policies), (ii) copies of all employee handbooks or similar documents describing such Employee Plans and Compensation Arrangements, and (iii) a true and complete list of all employees of Seller and such employees' job descriptions, dates of hire, salaries, commissions, W-2 earnings, and amounts and dates of last salary increases.

          (b) Each Employee Plan and Compensation Arrangement has been administered in compliance with its own terms and in compliance with the provisions of ERISA (as hereinafter defined), the Code, the regulations implementing the Code, the Age Discrimination in Employment Act, and all other applicable federal or state laws in all material respects. Seller is not aware of any pending or threatened governmental audit or examination of any Employee Plan or

Compensation Arrangement. There exists no action, suit, or claim (other than routine claims for benefits), or of any basis therefor, with respect to any Employee Plan or Compensation Arrangement pending or, to the knowledge of Seller, threatened against any of such plans or arrangements.

          (c) Neither Seller nor any of its Affiliates have contributed to or is required to contribute to any Multi-Employer Plan (as hereinafter defined) with respect to the employees of Seller or any of its Affiliates, and neither Seller nor any of its Affiliates nor any other trade or business under common control with Seller or any of its Affiliates (within the meaning of Sections 414(b), (c), (m) or (o) of the Code) has incurred or reasonably expects to incur any withdrawal liability, as defined under Section 4201 et seq. of ERISA.

          (d) Except as otherwise stated in the Seller Disclosure Letter, neither Seller nor any of its Affiliates nor any other trade or business under common control with Seller or any of its Affiliates (within the meaning of Sections 414(b), (c), (m) or (o) of the Code) sponsors, maintains, or contributes to any Employee Plan or Compensation Arrangement that provides retiree medical or retiree life insurance coverage to employees of Seller or any of its Affiliates upon retirement of such employees.

          (e) Except as otherwise stated in the Seller Disclosure Letter, with respect to each Employee Plan and, to the extent applicable, each Compensation
Arrangement: (i) each Employee Plan that is intended to be qualified, and each amendment thereto, is the subject of a favorable determination letter, and no plan amendment that is not the subject of a favorable determination letter would affect the validity of an Employee Plan's letter; and (ii) no prohibited transaction, within the definition of Section 4975 of the Code or Title 1, Part 4 of ERISA, has occurred that would subject Seller or any of its Affiliates to any liability that could become a liability of Buyer. All contributions, premiums, or payments accrued, in whole or in part, under each Employee Plan or Compensation Arrangement or with respect thereto as of the Closing shall be paid or accrued by Seller of its Affiliates prior to the Closing.

          (f) For purposes of this Agreement, the following terms shall have the meaning indicated: (i) "Employee Plan" shall mean any pension, profit-sharing,
                        -------------
deferred compensation, vacation, bonus, incentive, medical, vision, dental, disability, life insurance, or any other employee benefit plan as defined in
Section 3(3) of ERISA that or by which Seller or any of its Affiliates or any entity related to Seller (under the terms of Section 414(b), (c), (m) or (o) of the Code) sponsors, maintains, or otherwise is bound that provides benefits to persons employed or previously employed by Seller or any of its Affiliates; (ii) "Compensation Arrangement" shall mean any plan or compensation arrangement other
 ------------------------
than an Employee Plan that provides to persons employed or previously employed by Seller or any of its Affiliates any compensation or other benefits, whether deferred or not, in excess of base salary or wages, including any bonus or incentive plan, stock rights plan, deferred compensation arrangement, life insurance, stock purchase plan, severance pay plan, and any other employee fringe benefit plan; (iii) ERISA shall mean the Employee Retirement Income Securities Act of 1974, as amended, any successor thereto, and all regulations promulgated thereunder; and (iv) Multi-Employer Plan means a plan, as defined in

ERISA Section 3(37), to which Seller or any of its Affiliates or any entity related to Seller or any of its Affiliates (under the terms of Section 414(b) or (c) of the Code) contributes or is required to contribute.

          6.1.14  Contracts. The Contracts are the only contractual agreements
                  ---------
necessary to carry out the business and operations of the Stations as currently conducted. Each Contract with respect to the Stations is a valid and binding obligation of Seller, and is in full force and effect. Seller and each other party to such Contract with respect to the Stations have performed in all material respects the obligations required to be performed by them and are not (with or without lapse of time or the giving of notice, right to cure, or both) in material breach or default thereunder. Schedule 1.1.3 identifies, as to each
                                          --------------
Contract with respect to the Stations listed thereon, whether the consent of the other party thereto is required in order for such Contract to continue in full force and effect upon the consummation of the transactions contemplated hereby.

          6.1.15  Labor. Neither Seller nor any of its Affiliates is a party
                  -----
to or subject to any collective bargaining agreements. Except as otherwise stated in the Seller Disclosure Letter, neither Seller nor any of its Affiliates have written or oral contracts of employment with any employee. To Seller and/or its Affiliates have complied and are in compliance with all laws, rules and regulations relating to the employment of labor, including those related to wages, hours, collective bargaining, occupational safety, discrimination, and the payment of social security and other payroll related taxes, and neither Seller nor any of its Affiliates have received any written notice alleging that Seller or such Affiliate has failed to comply in any material respect with any such laws, rules or regulations. No controversies, disputes or proceedings are pending or, to Seller's knowledge, threatened between Seller or any of its Affiliates and any employee (singly or collectively). No labor union or other collective bargaining unit represents or claims to represent any of the employees of Seller or any of its Affiliates. There is no union campaign being conducted to represent employees of Seller or any of its Affiliates or to solicit cards from employees to authorize a union to request National Labor Relations Board certification election with respect to any employees of Seller or any of its Affiliates. To Seller's knowledge, no key employee of Seller or any of its Affiliates is planning to terminate his or her employment.

          6.1.16  Patents, Trademarks, Etc. Seller has provided Buyer with a
                  ------------------------
true and complete list of all Intellectual Property owned by Seller or under which Seller is licensed or franchised, all of which are valid. Seller has delivered to Buyer copies of all documents in Seller's possession establishing or evidencing all Intellectual Property. To Seller's knowledge, neither Seller nor any of its Affiliates are infringing upon or otherwise acting adversely to any trademarks, trade names, service marks, service names, copyrights, patents, patent applications, know-how, methods, or processes owned by any other person or entity, and there is no claim or action pending, or, to the knowledge of Seller, threatened, with respect thereto. The Intellectual Property comprises all intangible property interests necessary to conduct the business of the Stations as now conducted.

          6.1.17  Absence of Certain Changes or Events.  Except as contemplated
                  ------------------------------------
or expressly permitted by this Agreement, since the date of Seller's Financial Statements, there has not been: (a) any material damage, destruction or loss of any kind with respect to the Stations not covered by valid and collectible insurance, nor has there been any event or circumstance which has had, or reasonably could be expected to have, a material adverse effect on the assets or the business or operations of the Stations; (b) with respect to the Stations, the execution of any agreement with any Station management or broadcast personnel (whether an employee or independent contractor) providing for his/her employment, or any increase in compensation or severance or termination of benefits payable or to become payable by Seller, to any officer, Station management, or broadcast personnel (whether an employee or independent contractor), or any increase in benefits under any collective bargaining agreement, except in any case in the ordinary course of business consistent with prior practice and except as permitted by
Section 8.1.1; or (c) any change by Seller in its financial or tax accounting principles or methods, except insofar as required by applicable law.

          6.1.18  Broker, Commission or Finder's Fees. Except for the payment of
                  -----------------------------------
a fee to YorkStreet Partners by Seller at Closing, neither Seller nor any entity acting on behalf of Seller has agreed to pay a broker, commission, finder's fee or similar payment in connection with this Agreement or any matter related hereto.

          6.1.19  Full Disclosure.  No representation or warranty by Seller
                  ---------------
contained in this Agreement (including the Schedules hereto), the Seller Disclosure Letter, or in any certificate furnished pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading. There is no fact known to Seller and not disclosed in this Agreement that materially affects, or may in the future materially adversely affect, the Station Assets or the business or operations of the Stations.

          6.1.20  Sellers' Financial Condition.  No insolvency proceedings of
                  ----------------------------
any character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting Seller or any of its respective assets or properties are pending, or threatened, and Seller has made no assignment for the benefit of creditors, fraudulent conveyances, preferences, or transfers, nor has the Seller taken any action with a view to, or which would constitute a basis for, the institution of any such insolvency proceedings. Seller shall use the proceeds received under this Agreement to pay, satisfy, or discharge, or to make appropriate provision for the payment of any and all creditors of Seller prior to making any distribution to its shareholders or managers or members.

          6.1.21  Books and Records.  The books, records and accounts of Seller
                  -----------------
maintained with respect to the Stations accurately and fairly reflect, in reasonable detail and in all material respects, the transactions and the assets and liabilities of Seller. Seller has not engaged in any transaction, maintained any bank account or used any of the funds of Seller except for transactions, bank accounts and funds which have been and are reflected, in all material respects, in the normally maintained books and records of the Stations.

          6.1.22  Barter Arrangements.  Seller has provided Buyer with a true,
                  -------------------
complete and
accurate list of all barter, trade or similar arrangements for the sale of advertising for other than cash and all Trade Agreements relating to the business or operations of the Stations which are outstanding as of the date hereof. With respect to the Stations, all such advertising time sold under such barter, trade or similar arrangements for other than cash or under Trade Agreements may be preempted by advertising time that is sold for cash. All such barter, trade or similar arrangements for the sale of advertising time for other than cash and all Trade Agreements entered into since June 1, 2000, have been entered into in the ordinary course of business consistent with past practices.

          6.1.23  No Third Party Options. There are no existing agreements with,
                  ----------------------
operations or rights of, or commitments to any person other than Buyer to acquire any of the Station Assets or any interest therein.

          6.1.24  Limitation on Representations and Warranties. Sellers'
                  --------------------------------------------
representations and warranties set out in this Section VI are accurate as of the date hereof and, subject to the following qualification, shall be accurate as of the Closing Date:

          Buyer shall not breach this Agreement or the parties' TBA in a manner that materially adversely affects the accuracy of Seller's representations and warranties herein.

                                   ARTICLE 7
                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

     7.1  Representations and Warranties of Buyer.  Each Buyer, jointly and
          ---------------------------------------
severally, hereby makes the following representations and warranties to Seller, each of which is true and correct as of the date hereof, and shall be true and correct as of the Closing Date, and shall be unaffected by any investigation heretofore or hereafter made by Seller:

          7.1.1   Organization and Standing.  Each Buyer is a corporation duly
                  -------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each Buyer is qualified to transact business in Illinois and all other jurisdictions in which the Stations do business.

          7.1.2   Authorization and Binding Obligation.  Each Buyer has all
                  ------------------------------------
requisite corporate power and authority to enter into and perform this Agreement and the transactions contemplated hereby, and to own or lease the Station Assets and to carry on the business and operations of the Stations upon the consummation of the transactions contemplated by this Agreement. The execution and delivery of this Agreement by each Buyer and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of each Buyer, its officers, directors, and shareholders, as the case may be. This Agreement has been duly executed and delivered by each Buyer and assuming the due execution and delivery of this Agreement by Seller, constitutes the legal, valid and binding obligation of each Buyer, enforceable against each Buyer in accordance with its terms.

          7.1.3   Qualifications.  There is no fact, allegation, condition, or
                  --------------
circumstance relating to Buyer that could reasonably be expected to prevent or delay the grant of the FCC Consent. Buyer knows of no fact that would, under the Communications Act or the rules, regulations and policies of the FCC, disqualify Buyer from becoming the licensee of the Stations. Buyer will not require or request a waiver or exemption from any provision of the Communications Laws as they exist on the date hereof, in order to acquire either of the Stations.

          7.1.4   Absence of Conflicting Agreements or Required Consents. Except
                  ------------------------------------------------------
for the FCC Consent contemplated herein, the execution, delivery and performance of this Agreement by Buyer shall not: (i) violate or conflict with any of the terms, conditions or provisions of the Articles of Incorporation or By-laws of Buyer; (ii) require the consent of any third party not affiliated with Buyer;
(iii) violate any applicable statute, ordinance, law, judgment, settlement, order, injunction, decree, rule, regulation or ruling of any Governmental Entity applicable to Buyer; and (iv) either alone or with the giving of notice or the passage of time, violate the terms, conditions or provisions of, or constitute a default or breach under, any agreement, instrument, license or permit to which Buyer is now subject.

          7.1.5   Financial Condition.  Buyer has the financial ability and/or
                  -------------------
resources to consummate the transactions contemplated hereunder. No insolvency proceedings of any character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting Buyer or any of its respective assets or properties are pending, or threatened, and Buyer has made no assignment for the benefit of creditors, fraudulent conveyances, preferences, or transfers, nor has the Buyer taken any action with a view to, or which would constitute a basis for, the institution of any such insolvency proceedings.

         7.1.6    Litigation: Compliance with Law.  There is no litigation,
                  -------------------------------
administrative action, suit, claim, arbitration or other proceeding, or petition, complaint or investigation before any court or Governmental Entity pending against Buyer that would adversely affect Buyer's ability to perform its obligations pursuant to this Agreement or the agreements to be executed by Buyer in connection herewith. Buyer has committed no violation of any applicable law, statute, regulation or ordinance or any other requirement of any Governmental Entity or court which would have an adverse effect on Buyer's ability to perform its obligations pursuant to this Agreement or the agreements to be executed in connection herewith.

          7.1.7   Broker, Commission or Finder's Fees.  Neither Buyer nor any
                  -----------------------------------
entity acting on behalf of Buyer has agreed to pay a broker, commission, finder's fee or similar payment in connection with this Agreement or any matter related hereto.

          7.1.8   Full Disclosure.  No representation or warranty by Buyer
                  ---------------
contained in this Agreement (including the Schedules hereto) or in any certificate furnished pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

          7.1.9   Limitation on Representation and Warranties.  The parties
                  -------------------------------------------
recognize that the FCC has instituted a proceeding in MM Docket No. 00-244 with respect to certain aspects of its multiple ownership rules. Buyer has no knowledge of how any interim or final FCC action in MM Docket No. 00-244 may impact on the processing of the FCC applications or the evaluation of Buyer's qualifications. Buyer specifically excludes form its representations and warranties all matters relating to compliance or noncompliance with any final or interim FCC rules or policies adopted in MM Docket No. 00-244.

                                   ARTICLE 8
                              COVENANTS OF SELLER
                              -------------------

     8.1  Seller Covenants.  Except as otherwise contemplated under the TBA,
          ----------------
Seller covenants and agrees with Buyer that, pending the Closing and except as otherwise agreed to in writing by Buyer:

          8.1.1   Conduct of Stations prior to the Closing Date.  Seller, from
                  ---------------------------------------------
and after the date hereof through the Closing Date, shall:

                  (a) through the TBA Commencement Date, use commercially reasonable efforts to maintain its present business organization, keep available the services of its present employees and those of its independent contractors, preserve its relationships with its customers and others having business relationships with the Stations, and refrain from materially and adversely changing any of its business practices and policies (including, but not limited to, advertising (including substantially the same amount of cash expenditure), marketing, promotion, pricing, purchasing, personnel, sales and budget practices and policies).

                  (b) maintain its books of account and records in its usual and customary manner, except as otherwise provided herein;

                  (c) notify Buyer if the regular broadcast transmission of the Stations from its main transmitting facilities at full authorized effective radiated power is interrupted for a period of more than five (5) consecutive hours or for an aggregate of ten (10) or more hours in any continuous three-day period;

                  (d) conduct its business in all material respects in compliance with the terms of the Station Licenses and all applicable laws, rules, and regulations, including, without limitation, the applicable rules and regulations of the FCC;

                  (e) use, repair, and, if necessary, replace any of the Stations' studio and transmission assets in a reasonable manner consistent with Seller's historical practice and maintain the Station Assets in substantially their current condition, ordinary wear and tear excepted;

               (f) maintain  insurance in accordance with Section 6.1.7;

               (g) not, without the prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed, incur any debts, obligations or liabilities (absolute, accrued, contingent, or otherwise), which include obligations (monetary or otherwise) to be performed by Buyer that exceed Ten Thousand Dollars ($10,000) individually or Twenty Five Thousand Dollars ($25,000) in the aggregate;

               (h) not lease, sell, convey, transfer, assign, license, transfer, encumber, mortgage, pledge, or subject to a Lien, claim, or encumbrance (other than Permitted Liens) any of the Station Assets or sell or transfer any of the Station Assets without replacing such Station Assets with assets of substantially the same value and utility;

               (i) not, without the prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed, (A) modify or extend any Contracts (excluding Contracts for the sale of advertising time for cash) or (B) enter into any new Contracts (excluding Contracts for the sale of advertising time for cash) the payments under which exceed Ten Thousand Dollars ($10,000) individually or Twenty Five Thousand Dollars ($25,000) in the aggregate;

               (j) not without the prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed, make or grant any general wage or salary increase or generally materially modify the employees', the Station management's or on-air personnel's terms and conditions of employment;

               (k) not make any change in (i) the accounting principles, methods, or practices followed by it or depreciation or amortization policies or rates or (ii) any Tax election or settle any Tax audit or controversy relating to the Station Assets;

               (l) not make any loans or make any dividends or distributions other than of Excluded Assets;

               (m) other than in the ordinary course of business, not cancel, discharge, or compromise any debt or claim, or waive or release any right, of material value;

               (n) not disclose, directly or indirectly, to any person or entity (other than Buyer and its representatives) any confidential or proprietary information, except as may otherwise be required by law;

               (o) through the TBA Commencement Date, use commercially reasonable efforts to maintain the present format of the Stations and with programming consistent with past practices;

               (p) through the TBA Commencement Date, other than in the ordinary course of business, not increase the number of regularly scheduled commercial units run during the day-parts on the Stations (other than changes in the number of commercial units run during any day-part as a result of operating difficulties that require commercial units to be broadcast at times other than as scheduled);

               (q) agree to do any of the foregoing; and

               (r) use its best efforts to correct each of the regulatory matters identified in the Seller Disclosure Letter.

     8.2  Access.  Upon reasonable written notice from Buyer, Seller shall (a)
          ------
give or cause the Stations to give Buyer and Buyer's counsel, accountants, engineers and other representatives, including environmental consultants, reasonable access during normal business hours to all of Seller's properties, books, Contracts, Trade Agreements, reports and records including financial information and tax returns relating to the Stations, and to all real estate, buildings and equipment relating to the Stations, in order that Buyer may have full opportunity to make such investigation, including, but not limited to, environmental assessments, as it desires of the affairs of the Stations and
(b) furnish Buyer with information and copies of all documents and agreements including, but not limited to, financial and operating data and other information concerning the financial condition, results of operations and business of the Stations, that Buyer may reasonably request. The rights of Buyer under this Section shall not be exercised in such a manner as to interfere unreasonably with the business of the Stations; provided, however, that such investigations shall not adversely effect or diminish the effect of any and all representation and warranties made by Seller herein.

     8.3  Other Consents.  Seller will use commercially reasonable efforts to
          --------------
obtain all consents, authorizations, or approvals required for the consummation of the transactions contemplated by this Agreement so long as Seller shall not be required to pay a premium or penalty in order to obtain such consents; provided, however, that no provision in a contract requiring payment of a fee in connection with assignment or transfer of that contract shall be considered a premium or penalty under this section.

     8.4  No Inconsistent Action.  Seller shall not take any action which is
          ----------------------
inconsistent with its obligations under this Agreement.

     8.5  Notification.  Seller shall promptly notify Buyer in writing of (a)
          ------------
the failure of Seller or any employee, servant, or agent of Seller to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with hereunder; and (b) the occurrence of any event that would entitle Buyer to terminate this Agreement pursuant to Section 16.1.

     8.6  Updating of Schedules.  From time to time after FCC Consent and prior
          ---------------------
to the Closing, Seller will supplement or amend the Schedules delivered in connection herewith with respect to any matter which exists or occurs after the date of this Agreement and which, if existing or occurring at or prior to the date of this Agreement, would have been required to be set forth or described in the Schedules or which is necessary to correct any information therein; provided, however, that the provisions of this Section are informational only and Buyer shall not be bound to the terms of any changed Schedules unless they are incorporated into this Agreement by a written amendment signed by Buyer.

     8.7  Enforcement of Agreements.  During the period prior to Closing and
          --------------------------
subject to the TBA, Seller shall enforce, if necessary, the terms of any and all Contracts.

     8.8  FCC Filings.  Seller shall file or cause to be filed on a current
          -----------
basis until the Closing Date all applications, fees, reports and documents required to be filed with the FCC with respect to the Stations. Copies of each such application, fee filing, report and document filed between the date hereof and the Closing Date shall be furnished to Buyer promptly after its filing.

     8.9  Indemnification.
          ---------------

          (a) From and after the Closing Date, Seller shall defend, indemnify and hold Buyer, its officers, directors, employees, agents and Affiliates, and its assigns {forever} harmless from and against all costs, suits, actions, claims, settlements, judgments, losses and damages (including reasonable attorney fees at all levels) incurred by Buyer or such officers, directors, employees, agents, Affiliates or assigns as a result of or arising out of (i) the breach by Seller of any of its representations and warranties contained in this Agreement, (ii) the failure by Seller to perform its covenants set forth in this Agreement, (iii) the conduct of the business or operations of the Stations or the use or ownership of the Station Assets on or before the Closing Date, including any and all liabilities arising under any of the Station Licenses or Contracts which relate to events occurring prior to the Closing Date, (iv) any and all obligations or liabilities of Seller under any contract or agreement not expressly assumed by Buyer pursuant to the terms hereof, and (v) any acts or omissions of negligence, gross negligence, illegal or wrongful conduct, or any claims for personal injury, death, or property damage committed by Seller or its agents, servants, and employees, which accrued prior to the Closing Date. Buyer shall make no settlement, compromise, admission or acknowledgment that would give rise to liability on the part of the Seller without the prior written consent of Seller.

          (b) On the Closing Date, Buyer and Seller will enter into the Indemnification Escrow Agreement in the form of Exhibit 8.9 hereto in accordance with which Buyer shall at Closing deposit an irrevocable letter of credit in form and substance reasonably acceptable to Buyer in the amount of $100,000.00 and drawn on a financial institution reasonably acceptable to Buyer (the "Indemnification Escrow Deposit") with the escrow agent identified in the Indemnification Escrow Agreement (the "Indemnification Escrow Agent").

          (c) Buyer shall be entitled to payment out of the Indemnification Escrow Deposit pursuant to the terms of this Section 8.9 and the Indemnification Escrow Agreement for all amounts due to Buyer with respect to any claim by Buyer against Seller for liabilities of Seller payable under this Section with respect to breaches of representations and warranties of Seller (the "Buyer Indemnified Costs").

          (d) Seller hereby covenants and agrees that at any time Seller is or becomes obligated to indemnify Buyer under this Section 8.9, Seller will execute and deliver to the Indemnification Escrow Agent written instructions to draw down on the Indemnification Escrow Deposit and release to Buyer sufficient funds to indemnify Buyer for the Buyer Indemnified Costs.

          (e) Any claim for indemnification under Section 8.9(a) must be made within the applicable period specified in Section 18.1 hereto and shall be subject to the limitations on maximum liability set out therein.

          (f) Buyer shall give prompt written notice to Seller of any claim asserted by Buyer hereunder; provided, however, that failure to give such notice or delaying such notice shall not affect Buyer's right to indemnification and Seller's obligation to indemnify as set forth in this Agreement, except to the extent Seller's ability to remedy, contest, defend or settle with respect to such claim is thereby prejudiced. The obligations and liabilities of the parties with respect to any claim asserted hereunder shall be subject to Section 18.1.

          (g) Notwithstanding anything in this Agreement to the contrary, after the Closing, Seller shall not have any liability for any claim brought by Buyer under this Section 8.9 unless and until the aggregate amount of all claims of Buyer is at least $25,000, whereupon any claims, including the first $25,000 of such claims may be brought by such party.

     8.10 [INTENTIONALLY OMITTED]

     8.11 Title Insurance.  Within forty five (45) days of the date of this
          ---------------
Agreement, Seller shall provide Buyer with a draft ALTA title insurance binder with respect to the Owned Real Estate. If Buyer finds that the preliminary binder reveals title defects which adversely effect the use, value and/or operation of the Station or the Station Assets, then Seller shall have up to five (5) days prior to the Closing to cure said defects.

                                   ARTICLE 9
                              COVENANTS OF BUYER
                              ------------------

     9.1  Buyer Covenants.  Buyer covenants and agrees that, pending the Closing
          ---------------
and except as otherwise agreed to in writing by Seller:

          9.1.1   Notification.  Buyer shall promptly notify Seller in writing
                  ------------
of (a) any litigation, arbitration or administrative proceeding pending or, to its knowledge, threatened against Buyer which challenges the transactions contemplated hereby, (b) the failure of Buyer, or any employee or agent of Buyer to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or be satisfied by it hereunder or (c) the occurrence of any event that would entitle Seller to terminate this Agreement pursuant to Section 16.1.

          9.1.2     No Inconsistent Action.    Buyer shall not take any action
                    ----------------------
which is inconsistent with its obligations under this Agreement.

          9.1.3     Post-Closing Access.   Buyer, for a period of one (1) year
                    -------------------
following the Closing Date, shall make available during normal business hours for audit and inspection by Seller and Seller's representatives, for any reasonable purpose and upon reasonable notice, all records, files, documents and correspondence transferred to it hereunder relating to the pre-closing period. All information, records, files, documents and correspondence made available or disclosed under this Section 9.1.3 shall be kept confidential. Seller shall assume cost of all expenses incurred in connection with this Section.

                                  ARTICLE 10
                                JOINT COVENANTS
                                ---------------

     Buyer and Seller covenant and agree that, pending the Closing and except as otherwise agreed to in writing, they shall act in accordance with the following:

     10.1 Confidentiality.   Buyer and Seller shall not disseminate, disclose,
          ---------------
reveal, divulge, inform, or communicate, directly or indirectly, through any person or entity, including, but not limited to, its managers, members, officers, directors, employees, representatives, agents, advisors, and attorneys, and shall preserve and keep confidential all information ("Confidential Information") obtained by either of them with respect to the other party hereto in connection with this Agreement and the negotiations preceding this Agreement, and will use such information solely in connection with the transactions contemplated by this Agreement, and if the transactions contemplated hereby are not consummated for any reason, each shall return to each other party hereto, without retaining a copy thereof, any schedules, contracts, records, properties, extracts, summaries, documents or any other written information obtained from such other party in connection with this Agreement and the transactions contemplated hereby except to the extent required or useful in connection with any claim made with respect to the transactions contemplated by this Agreement or the negotiation thereof. Notwithstanding the foregoing, no party shall be required to keep confidential or return any information which (a) is known or available through other lawful sources, not bound by a confidentiality agreement with the disclosing party, (b) is or becomes publicly known through no fault of the receiving party or its agents,
(c) is required to be disclosed pursuant to an order or request of a judicial or government authority (provided the non-disclosing party is given reasonable prior notice such that it may seek, at its expense, confidential treatment of the information to be disclosed), (d) is developed by the receiving party independently of the disclosure by the disclosing party or (e) is required to be disclosed under applicable law or rule, as determined by counsel for the receiving party. This covenant shall survive the Closing Date, and the expiration or termination of this Agreement.

     10.2 Cooperation.   Buyer and Seller shall cooperate fully with one another
          -----------
in taking any
actions, including actions to obtain the required consent of any Governmental Entity or any third party necessary or helpful to accomplish the transactions contemplated by this Agreement.

     10.3 Control of Stations.      Prior to Closing, Buyer shall not, directly
          -------------------
or indirectly, control or direct the business or operations of the Stations.

     10.4 Bulk Sales Laws.    Buyer hereby waives compliance by Seller with the
          ---------------
provisions of the "bulk sales" or similar laws of any state. Seller shall defend and indemnify Buyer and hold it forever harmless from any and all losses, settlements, judgments, actions, suits, claims, costs, damages and expenses (including but not limited to, reasonable attorneys' fees at all levels) sustained by Buyer as a result of any failure of Seller to comply with any "bulk sales" or similar laws. This covenant shall survive the Closing Date and the expiration or termination of this Agreement.

     10.5 Public Announcements.     Prior to the Closing, neither Buyer nor
          --------------------
Seller shall issue any press release or make any public disclosure with respect to the transactions contemplated by this Agreement without the prior written approval of the other party, except (a) Buyer and Seller may make any disclosure as may be required by applicable law or by obligations pursuant to any listing agreement with any securities exchange or any stock exchange regulations; and
(b) Buyer and Seller may each continue such communications with employees, customers, suppliers, franchises, lenders, lessors, shareholders, and other particular groups as may be legally required or necessary or appropriate and not inconsistent with the best interests of the other party or the prompt consummation of the transactions contemplated herein.

     10.6 Condition of Real Estate.  Buyer shall, at its sole expense, conduct
          ------------------------
environmental studies, and may conduct title examinations, and land surveys (together with the environmental studies, the "Studies") of the Real Estate. Buyer shall notify Seller if the Studies disclose (a) an environmental liability constituting a breach of the representations and warranties in Section 6.1.11,
(b) evidence of encroachments that materially and adversely affect the use of the Real Estate or (c) any other matters that materially and adversely affect title to the Real Estate. Seller shall promptly commence remedial action at its expense to cure the condition giving rise to such matter and cure such condition prior to the Closing; provided, however, that Seller shall not be obligated to spend (but may choose to spend) more than $25,000 in the aggregate in its attempts to cure all such conditions. Seller shall notify Buyer within 30 days after its receipt of the Buyer notice if it determines that it is unable or unwilling to cure such conditions for $25,000 or less and chooses not to attempt to cure such conditions, in which case Buyer may elect (i) to terminate this Agreement or (ii) to waive such obligations and receive, within ninety (90) days after Closing, an amount that is equal to or less than $25,000; provided, however, that if any dispute arises between the parties with respect to any remedial action or the cost thereof, the parties shall, within a reasonable time after such dispute arises (A) submit the dispute to an independent environmental consultant selected jointly by the parties, or (B) if, the parties fail to jointly select an independent environmental consultant, each party must submit the name of an independent environmental consultant to the other party and the consultants so selected shall then jointly select an independent environmental consultant; and provided, further, that (X) the decision of the selected independent environmental consultant shall be binding and conclusive as to all parties to the dispute and
(Y) any and all costs and expenses incurred by the parties in connection with such dispute shall be borne equally between the parties. If this Agreement is terminated in accordance with the immediately preceding sentence, no party shall have any liability to the other with respect to such termination. Either party may extend the Closing by not more than 30 days, subject to Section 16.1(g)
                                                            ---------------
hereto, if either party reasonably determines that any necessary remedial action can be completed during such extended period.

     10.7 Compliance with TBA.  Concurrently with the execution of this
          -------------------
Agreement, NMO, WFVR and WKKD shall enter into the TBA appended hereto as
Exhibit 10.7. The parties shall perform their respective obligations under the TBA.

                                  ARTICLE 11
                        CONDITIONS OF CLOSING BY BUYER
                        ------------------------------

     The obligations of Buyer hereunder are, at its option, subject to satisfaction at or prior to the Closing Date of all of the following conditions:

     11.1 Representations and Warranties.   All representations and warranties
          ------------------------------
of Seller made in this Agreement or in any Exhibit, Schedule or document delivered pursuant hereto, shall be true and complete in all material respects as of the date hereof and on and as of the Closing Date as if made on and as of that date, except for changes expressly permitted or contemplated by the terms of this Agreement.

     11.2 Compliance with Agreement.  All of the terms, covenants and conditions
          -------------------------
to be complied with and performed by Seller on or prior to the Closing Date shall have been complied with or performed in all material respects to the satisfaction of the Buyer.

     11.3 Third Party Consents and Approvals; Estoppel Certificates.   Seller
          ---------------------------------------------------------
shall have obtained all third-party consents and approvals, if any, required for the transfer or continuance, as the case may be, of the Contracts on Schedule
                                                                     --------
1.1.3 (and contracts that would have been on Schedule 1.1.3  had they been in
-----                                        ---------------
existence on the date of this Agreement), and such third parties have provided estoppel certificates, affidavits, consents, non-disturbance agreements, and/or written clarifications of the rights of Buyer thereunder, all in form and substance reasonably satisfactory to Buyer.

     11.4 Closing Certificates.  Buyer shall have received a certificate, dated
          --------------------
as of the Closing Date, from the Seller, executed by an authorized officer of Seller certifying, in such detail as Buyer may reasonably request that the conditions set forth in Sections 11.1 and 11.2 hereto have been fulfilled.

     11.5 Governmental Consents.
          ---------------------

          11.5.1    FCC.   The FCC  Consent shall have been issued by the FCC
                    ---
without any
conditions that would otherwise permit Buyer to terminate this Agreement pursuant to Section 16.1, below, and each such FCC Consent shall have become a Final Order.

          11.5.2    Other Consents. All other material authorizations, consents,
                    --------------
approvals, and clearances of any Governmental Entity required to permit the consummation of the transactions contemplated by this Agreement shall have been obtained.

     11.6 Adverse Proceedings.  No injunction, order, stipulation, settlement,
          -------------------
writ, decree or judgment of any court, agency or other Governmental Entity shall have been rendered against Seller or Buyer which would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement in accordance with its terms.

     11.7 Closing Documents. Seller shall have executed and delivered or caused
          -----------------
to be delivered to Buyer, on the Closing Date (a) all special warranty deeds, bills of sale, endorsements, titles, licenses, assignments and other instruments of conveyance and transfer consistent with the terms hereof and otherwise reasonably satisfactory in form and substance to Buyer, effecting the sale, transfer, assignment and conveyance of the Station Assets to Buyer and (b) all other documents, instruments, certificates and agreements required of Seller under the terms of this Agreement.

     11.8  Material Adverse Change. Except for changes caused by Buyer under the
           -----------------------
TBA, no material adverse change in the Station Assets shall have occurred.

     11.9  Opinion of Counsel.  Buyer shall have received a written opinion of
           ------------------
Seller's counsel dated as of the Closing Date as to the matters set forth in

Exhibit 11.9 hereto in form and substance reasonably satisfactory to Buyer.
------------

     11.10 Station Coordinates.  Seller shall have filed appropriate
           -------------------
applications with the FCC and FAA to correct the coordinates of the Stations' transmitting towers.

     11.11 AM License. Seller shall have completed all repairs to the WKKD(AM)
           ----------
transmission system and, if required by the Communications Laws, shall have filed an application for direct measurement of power for WKKD(AM) in form and substance reasonably acceptable to Buyer's engineering consultants.

                                  ARTICLE 12
                        CONDITIONS OF CLOSING BY SELLER
                        -------------------------------

     The obligations of Seller hereunder are, at its option, subject to satisfaction at or prior to the Closing Date of all of the following conditions:

     12.1 Representations, Warranties and Covenants. All representations and
          -----------------------------------------
warranties of

Buyer made in this Agreement or in any Exhibit, Schedule or document delivered pursuant hereto, shall be true and complete in all material respects as of the date hereof and on and as of the Closing Date as if made on and as of that date, except for changes expressly permitted or contemplated by the terms of this Agreement and except those given as of a specified date.

     12.2 Compliance with Agreement.  All the terms, covenants, and conditions
          -------------------------
to be complied with and performed by Buyer on or prior to the Closing Date shall have been complied with or performed in all material respects.

     12.3 Certifications, Etc.   Seller shall have received a certificate, dated
          -------------------
as of the Closing Date, from the Buyer, executed by an authorized officer of Buyer certifying, in such detail as Seller may reasonably request that the conditions set forth in Sections 12.1 and 12.2 hereto have been fulfilled.

     12.4 Governmental Approval.
          ---------------------

          12.4.1    FCC.   The FCC Consent shall have been issued by the FCC and
                    ---
each such FCC Consent shall have become a Final Order.

          12.4.2    Other Consents.   All other material authorizations,
                    --------------
consents, approvals, and clearances of any Governmental Entity required to permit the consummation of the transactions contemplated by this Agreement shall have been obtained.

     12.5 Adverse Proceedings.      No injunction, order, stipulation,
          -------------------
settlement, decree or judgment, writ, of any court, agency or other Governmental Entity shall have been issued or rendered, as the case may be, against Buyer or Seller which would render it unlawful, as of the Closing date, to effect the transactions contemplated by this Agreement in accordance with its terms.

     12.6 Closing Documents. Buyer shall have delivered or caused to be
          -----------------
delivered to Seller, on the Closing Date, an assumption agreement with respect to Assumed Liabilities reasonably satisfactory in form and substance to Seller.

     12.7 Opinion of Buyer's Counsel.  Seller shall have received a written
          --------------------------
opinion of Buyer's counsel dated as of the Closing Date as to the matters set forth in Exhibit 12.7 hereto in form and substance reasonably satisfactory to
         ------------
Seller.

     12.8 Phase I Environmental Survey.  Not less than thirty (30) days prior to
          ----------------------------
the Closing Date, Seller shall have been provided copies of any Phase I Environmental Survey conducted by Buyer with respect to the Property.

                                  ARTICLE 13
                   DOCUMENTS TO BE DELIVERED AT THE CLOSING
                   ----------------------------------------

     13.1 Documents to be Delivered by Seller.  At the Closing, Seller will
          -----------------------------------
deliver to Buyer the following, at the expense of Seller and in proper form for recording when appropriate:

          13.1.1    Transfer Documents.  Such bills of sale, assignments,
                    ------------------
general warranty deeds and other good and sufficient instruments of transfer as Buyer may reasonably request in order to convey and transfer to Buyer title to the Station Assets (collectively, the "Transfer Documents").

          13.1.2    Certified Resolutions.   Certified resolutions of the Board
                    ---------------------
of Directors of each Seller approving the execution and delivery of this Agreement and each of the other documents delivered by each Seller pursuant thereto and authorizing the consummation of the transactions contemplated hereby and thereby.

          13.1.3    Officer's Certificate.   A certificate, dated as of the
                    ---------------------
Closing Date, executed on behalf of each Seller in the form described in Section 11.4.

          13.1.4    Opinion.   Written opinion of Shaw, Pittman in substantially
                    -------
the form attached hereto as Exhibit 11.9, dated as of the Closing Date.
                            ------------

          13.1.5    Good Standing Certificates.   Governmental certificates
                    --------------------------
showing that each Seller is duly incorporated and in good standing in the state of its incorporation and in good standing in each jurisdiction where such qualification is necessary, certified as of a date not more than ten (10) days before the Closing Date.

          13.1.6    Other Documents.   Such additional information and materials
                    ---------------
as Buyer shall reasonably request.

     13.2 Deliveries to be Made by Buyer.  At the Closing, Buyer will deliver to
          ------------------------------
Seller, at the expense of Buyer:

          13.2.1    Purchase Price.   Evidence of a wire transfer in immediately
                    --------------
available funds of the amount of the Purchase Price, subject to any adjustments.

          13.2.2    Assumption Agreement.   An assumption agreement relating to
                    --------------------
Buyer's assumption of the Assumed Liabilities in form and substance mutually agreeable to the parties hereto.

          13.2.3    Certified Resolutions.   Certified resolutions of the Board
                    ---------------------
of Directors of each Buyer approving the execution and delivery of this Agreement and each of the other documents delivered by each Buyer pursuant hereto and authorizing the consummation of the transactions contemplated hereby and thereby.

          13.2.4    Officer's Certificate.   A certificate, dated the Closing
                    ---------------------
Date, executed on behalf of each Buyer in the form described in Section 12.3.

          13.2.5    Opinion.   A written opinion of Leibowitz & Associates, P.A.
                    -------
in substantially the form attached hereto as Exhibit 12.7, dated as of the
                                             ------------
Closing Date.

          13.2.6    Good Standing Certificates.   Governmental certificates
                    --------------------------
showing that each Buyer is duly incorporated and in good standing in the state of its incorporation certified as of a date not more than ten (10) days before the Closing Date.

          13.2.7    Other Documents.   Such additional information and materials
                    ---------------
as Seller shall reasonably request.


                                   ARTICLE 14
                       TRANSFER TAXES: FEES AND EXPENSES
                       ---------------------------------

     14.1 Expenses.  Except as set forth in Sections 14.2 and 14.3  below, each
          --------
party hereto shall be solely responsible for all costs and expenses incurred by it in connection with the negotiation, preparation and performance of and compliance with the terms of this Agreement.

     14.2 Transfer Taxes and Similar Charges.  All recordation, transfer and
          ----------------------------------
documentary taxes and fees, stamps, and any excise, sales or use taxes, and all similar costs of transferring the Station Assets in accordance with this Agreement shall be borne equally by Seller and Buyer. Buyer and Seller shall, in good faith, attempt to calculate all such taxes and fees prior to Closing and to settle their respective obligations therefore on or before the Closing Date.

     14.3 Governmental Filing or Grant Fees.  Any filing or grant fees imposed
          ---------------------------------
by any governmental authority, the consent of which is required for the consummation of the transactions contemplated hereby, including, but not limited to, the FCC shall be borne equally by Buyer and Seller.

                                  ARTICLE 15
           ESCROW DEPOSIT, LIQUIDATED DAMAGES, SPECIFIC PERFORMANCE
           --------------------------------------------------------

     15.1 Escrow Deposit.  Within five (5) business days of the date of this
          --------------
Agreement, Buyer shall deposit with Media Services Group, Inc., a Virginia corporation ("Earnest Money Escrow Agent"), an irrevocable Letter of Credit or cash in the amount of One Hundred Seventy Thousand Dollars ($170,000) (the "Earnest Money Escrow Deposit"). The Earnest Money Escrow Deposit shall be held and disbursed by Earnest Money Escrow Agent pursuant to the terms of the Earnest Money Escrow Agreement, appended hereto as Exhibit 15.1 (the "Earnest Money
                                           ------------
Escrow Agreement"), which Earnest Money Escrow Agreement has been entered into by the Seller, Buyer and Earnest Money Escrow Agent. At closing, the Earnest Money Escrow Deposit shall be returned to Buyer. If the Closing does not occur solely because Buyer materially breached this Agreement or defaulted in the performance of any of its material obligations hereunder and Seller has not breached this Agreement or defaulted in the performance of any of its material obligations hereunder,

Buyer and Seller shall execute written instructions to the Earnest Money Escrow Agent directing it to deliver the Earnest Money Escrow Deposit to Seller as liquidated damages, as provided in Section 15.2. If the Closing does not occur because Seller materially breached this Agreement or defaulted in the performance of any of its material obligations hereunder and Buyer has not breached this Agreement or defaulted in the performance of any of its material obligations hereunder, Buyer and Seller shall execute written instructions to the Earnest Money Escrow Agent directing it to deliver the Earnest Money Escrow Deposit to Buyer and Buyer may seek specific performance of this Agreement, as provided in Section 15.3. If Buyer fails for any reason to timely make the Escrow Deposit contemplated hereunder, this Agreement shall automatically become null and void and of no further effect.

     15.2 Liquidated Damages.  If this Agreement is terminated by Seller
          ------------------
pursuant to Section 16.1 (b)(ii), the parties agree and acknowledge that Seller will suffer damages that are not practicable to ascertain. Accordingly, in such event, Seller shall be entitled to the sum of $340,000, as liquidated damages, payable solely and exclusively through the Earnest Money Escrow Agreement. The parties agree that the foregoing liquidated damages are reasonable considering all the circumstances existing as of the date hereof and constitute the parties' good faith estimate of the actual damages reasonably expected to result from the termination of this Agreement pursuant to Section 16.1 (b)(ii). Seller agrees that, to the fullest extent permitted by law, the right to receive the Earnest Money Escrow Deposit shall be its sole and exclusive remedy if the Closing does not occur with respect to any damages whatsoever that Seller may suffer or allege to suffer as a result of any claim, suit, proceeding, litigation, or cause of action asserted by Seller relating to or arising from breaches of the representations, warranties or covenants of Buyer contained in this Agreement and to be made or performed at or prior to the Closing. Except for a termination pursuant to Section 16.1 (b)(ii) (for which the sole recourse of Seller shall be as provided in this Section 15.2) or pursuant to Sections 16.1(a) or 16.1(f) (for which no party shall have any liability to the other), the termination of this Agreement shall not relieve the parties for any liability or obligation relating to their breaches of this Agreement occurring prior to such termination, or for any liability or obligation which survives the expiration or termination of this Agreement.

     15.3 Specific Performance. Seller hereby acknowledges that the Station
          --------------------
Assets are unique, and that the harm to Buyer resulting from a breach by the Seller of its obligations to sell the Station Assets to Buyer cannot be adequately compensated by damages. Accordingly, Seller agrees that Buyer shall have the right to have this Agreement specifically performed by Seller and hereby agrees not to assert any objections to the imposition of the remedy of specific performance by any court of competent jurisdiction.

                                  ARTICLE 16
                              TERMINATION RIGHTS
                              ------------------

     16.1 Termination.   This Agreement may be terminated at any time prior to
          -----------
Closing as follows:

          (a) by the mutual consent of Buyer and Seller;

          (b) by written notice of (i) Buyer to Seller if Seller breaches in any material respect any of its representations or warranties or defaults in any material respect in the observance or in the due and timely performance of any of its covenants or agreements herein contained or in the TBA and such breach or default shall not be cured within thirty (30) days of the date of notice of breach or default served by Buyer, or (ii) Seller to the Buyer if Buyer breaches in any material respect any of its representations or warranties or defaults in any material respect in the observance or in the due and timely performance of any of its covenants or agreements herein contained or in the TBA and such breach or default shall not be cured within thirty (30) days of the notice of breach or default served by Seller; but such notice and cure period shall not apply in the case of Buyer's or Seller's failure to consummate the transactions in accordance with the terms and times specified in Section 4.1 of this Agreement;

          (c) by Buyer or Seller by written notice to the other, if a court of competent jurisdiction or other Governmental Entity shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use their best efforts to lift, dismiss, vacate, or set aside), in each case permanently restraining, permanently enjoining or otherwise prohibiting the transactions contemplated by this Agreement or the TBA, and such order, decree, ruling or other action shall have become final and nonappealable;

          (d) by the party whose qualifications are not at issue, if, for any reason, the FCC denies or dismisses any of the FCC Applications and the time for reconsideration or court review under the Communications Act with respect to such denial or dismissal has expired and there is not pending with respect thereto a timely filed petition for reconsideration or request for review;

          (e) by written notice of Buyer to Seller if the FCC Consents contain a condition that materially reduces the value of this transaction to Buyer and the time for reconsideration or court review under the Communications Act with respect to such condition(s) has expired without the filing with respect thereto of a timely petition for reconsideration or request for review; or

          (f) by written notice of Buyer to Seller, or by Seller to the Buyer, if the Closing shall not have been consummated within nine months after acceptance for filing of the FCC Applications.

     Notwithstanding the foregoing, no party hereto may effect a termination hereof if such party is in material default or breach of this Agreement.

                                  ARTICLE 17
                                 RISK OF LOSS
                                 ------------

     17.1 Risk of Loss.  The risk of loss or damage to the Station Assets shall
          ------------
be upon the Seller at all times prior to the Closing Date. In the event of loss or damage, Seller shall promptly notify Buyer thereof, and if the lost or damaged Station Assets are capable of being replaced or repaired for an aggregate amount less than Twenty-Five Thousand Dollars ($25,000), then Seller shall, at its sole cost and expense, replace or repair such Station Assets prior to the Closing Date or deliver to Buyer at the Closing an amount in cash equal to the cost of replacement or repair of such Station Assets, as mutually agreed in good faith by Buyer and Seller. Notwithstanding the foregoing, if the amount required to replace or repair such Station Assets exceeds Twenty-Five Thousand Dollars ($25,000), Seller may elect not to replace or repair such Station Assets; provided, however, that in such event Buyer, at its option, may elect to terminate this Agreement or agree to accept from Seller, at the Closing, an amount in cash equal to any and all insurance proceeds with respect to such Station Assets, and waive any default or breach with respect to the loss or damage. Buyer may terminate this Agreement, without any additional obligation to Buyer or Seller, if (a) WKKD-FM is off the air or operating at less than 90 percent (90%) of its licensed power for three (3) or more consecutive days or eight (8) or more days in any thirty (30) day period or (b) WKKD(AM) is off the air or operating at variance from its STA (or at variance from its license, if WKKD(AM) ceases operation under its STA) for three (3) or more consecutive days or eight (8) or more days in any thirty (30) day period. Either party may extend the Closing Date by up to 30 days or for such longer period as mutually agreeable to the parties in order to allow Seller to complete any repair or replacement, required or authorized by this Section.

                                  ARTICLE 18
                           MISCELLANEOUS PROVISIONS
                           ------------------------

     18.1 Survival of Representations and Warranties/Limitation on Liability.
          ------------------------------------------------------------------

          (a) All representations and warranties contained in this Agreement, made prior to or at the Closing, shall be deemed continuing representations and warranties and shall survive the Closing for a period of one (1) year from Closing; provided, however, that any representations and warranties relating to authorization and title shall continue for a period in perpetuity; those relating to tax and environmental matters shall continue until the end of applicable statutory limitations; and those relating to the operating condition of the Station Assets shall continue for a period of fifteen (15) months from Closing. Seller's indemnification of Buyer for "bulk sales" liability shall continue indefinitely.

          (b) With respect to those representations and warranties of Seller which survive the Closing for periods exceeding one year, the duration of Buyer's rights of action against Seller with respect to those representations and warranties shall exceed one year only to the extent that (i) Seller has received the same or comparable representations and warranties (the "Corresponding Warranties") under that certain Stock Purchase Agreement (the "SPA") dated July 16, 1999, by and among RadioWorks, Salter Broadcasting Company, a Delaware corporation, Trust A, an Illinois legal entity, Trust B, an Illinois legal entity, Shelly D. Salter, Jill D. Nelson, Kathleen A. Wells, Arlene R. Salter and the other stockholders named therein, and (ii) Seller's rights of action under the SPA for breach of the Corresponding Warranties have not expired.

          (c) No claim may be brought under this Agreement unless written notice describing in reasonable detail the nature and basis of such claim is given on or prior to the last day of the applicable survival period. In the event such notice is given, the right to indemnification with respect thereto shall survive the applicable survival period until such claim is finally resolved and any obligations thereto are fully satisfied. No investigation by or on behalf of any party shall constitute a waiver as to enforcement of any representation, warranty, or covenant contained in this Agreement, and no notice of information delivered by Seller or any of its Affiliates shall affect Buyer's right to rely on any representation or warranty made by Seller or any of its Affiliates or relieve Seller or any of its Affiliates of any obligations under this Agreement.

          (d) The maximum aggregate liability Buyer or Seller may have to the other for a breach of the covenants, representations or warranties contained in this Agreement or in any document delivered pursuant to this Agreement shall be $170,000.

     18.2 Certain Interpretive Matters and Definitions.
          --------------------------------------------

          18.2.1  In General. Unless the context otherwise requires, (a) all
                  ----------
references to Sections, Articles or Schedules are to Sections, Articles or Schedules of or to this Agreement, (b) each term defined in this Agreement has the meaning assigned to it, (c) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP as in effect on the date hereof, (d) "or" is disinjunctive but not necessarily exclusive and (e) words in the singular include the plural and vice versa.

          18.2.2  Affiliate.  Unless otherwise stated, the term "Affiliate" has
                  ---------
the meaning given it in Rule 12b-2 of Regulation 12B under the Securities Exchange Act of 1934, as amended.

          18.2.3  Money.  All references to "$" or dollar amounts will be to
                  -----
lawful currency of the United States of America.

          18.2.4  Knowledge.  Representations made "to [a party's] knowledge"
                  ---------
or "to the best of [a party's] knowledge" mean to the actual knowledge of that party after (a) reasonable inquiry of all then-existing managers, department heads, engineers or other similar employees or agents, including counsel of that party who are responsible for or who reasonably could be expected to have substantial knowledge about the subject matters of the representation being made and (b) reasonable examination of any documents, correspondence or other items in the records in the possession, custody or control of the party pertaining to the subject matter of the representation being made.

     18.3 Further Assurances. At and after the Closing, Seller shall from time
          ------------------
to time, at the request of and without further cost or expense to Buyer, execute and deliver such other instruments of assignment, conveyance and transfer and take such other actions as may reasonably be requested in order to more effectively consummate the transactions contemplated hereby, and Buyer shall from time to time, at the request of and without further cost or expense to Seller, execute and deliver such other instruments and take such other actions as may reasonably be requested in order to more effectively assume the Assumed Liabilities. This section shall survive the expiration or termination of this Agreement.

     18.4 Financial Statements.  At all times after the date hereof, Seller
          --------------------
shall, and shall cause its representatives (including its independent public accountants) to, cooperate in all reasonable respects with the efforts of Buyer and its independent auditors to prepare such audited and interim unaudited financial statements of the Stations as Buyer may reasonably require. Seller shall execute and deliver to Buyer's independent accountants such customary management representation letters as they may require as a condition to their ability to sign an unqualified report upon the unaudited financial statements of the Stations for the periods for which such financial statements may be required. Seller shall cause its independent public accountants to make available to Buyer and its representatives all of their work papers related to the financial statements or Tax Returns of Seller (to the extent they relate to the Stations), and to provide Buyer's independent public accountants with full access to those personnel who previously have been involved in the audit, review or compilation of Seller's financial statements or Tax Returns. Buyer shall assume cost of all expenses incurred in connection with this Section.

     18.5 Assignment.  Neither this Agreement nor any of the rights, interests
          ----------
or obligations hereunder shall be assigned by any of the parties hereto, whether by operation of law or otherwise; provided, however, that without releasing Buyer from any of its obligations or liabilities hereunder (a) nothing in this Agreement shall limit Buyer's ability to sell or transfer this Agreement to an assignee who is qualified to be a licensee of the FCC, or any or all of its assets (whether by sale of equity or assets, or by merger, consolidation or otherwise) without the consent of Seller (b) nothing in this Agreement shall limit Buyer's ability to assign the Station Licenses (including the right to acquire the Station Licenses at the Closing) to any subsidiary, affiliate or related entity of Buyer without the consent of Seller and (c) nothing in this Agreement shall limit Buyer's ability to make a collateral assignment of its rights under this Agreement to any institutional lender that provides funds to Buyer without the consent of Seller; provided, further, that no such assignment shall result in any (i) major change to the FCC Applications under applicable FCC rules and regulations or (ii) delay of the consummation of the transactions contemplated hereunder. Seller shall execute an acknowledgment of such assignment(s) and collateral assignments in such forms as Buyer or its institutional lenders may from time to time reasonably request; provided, however, that unless written notice is given to Seller that any such assignment has been consummated or any such collateral assignment has been foreclosed upon, Seller shall be entitled to deal exclusively with Buyer as to any matters arising under this Agreement or any of the other agreements delivered pursuant hereto. In the event of such an assignment, the provisions of this Agreement shall inure to the benefit of and be binding on Buyer's successors and assigns.

     18.6 Amendments.  No amendment, waiver of compliance with any provision or
          ----------
condition hereof or consent pursuant to this Agreement shall be effective unless evidenced by an instrument in writing signed by the party against whom enforcement of any waiver, amendment, change, extension or discharge is sought. No waiver by a party of any condition, term, or covenant shall constitute that party's waiver to enforce any other condition, covenant, term (or any default or breach thereof by the other party) at any time.

     18.7 Headings.  The headings set forth in this Agreement are for
          --------
convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

     18.8 Governing Law.  The construction and performance of this Agreement
          -------------
shall be governed by the laws of the State of Illinois without giving effect to the choice of law provisions thereof. Any proceedings to enforce or interpret this Agreement shall be commenced in a court of competent jurisdiction in the State of Illinois. The parties agree not to assert nor interpose any defenses, and do hereby waive the same, to the conferral of personal jurisdiction, and venue by such court in any suit, action, or proceeding. The prevailing party in any such action or proceeding and any appeal thereof shall be entitled to recover reasonable attorneys' fees and costs.

     18.9 Notices.  Any notice, demand or request required or permitted to be
          -------
given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered and received on the date of personal delivery; on the third day after deposit in the U.S. Mail if mailed by registered or certified mail, postage prepaid and return receipt requested; on the day after delivery to a nationally recognized overnight courier service if sent by an overnight delivery service for next morning delivery or, if sent by facsimile, to the number below, on the date of the confirmed facsimile transmission and shall be addressed to the following addresses:

          (i)  In the case of Seller, to:

                    Mr. Robert E. Rhea, Jr.
                    RadioWorks, Inc.
                    2830 Sandy Hollow Road
                    Rockford, IL 61109
                    Facsimile: (815) 974-2202

               With a copy to:

                    Richard R. Zaragoza, Esq.
                    Shaw Pittman
                    2300 N Street, NW
                    Washington, DC 20037-1128
                    Facsimile: (202) 663-8007

          (ii) In the case of Buyer:

                    Mr. Sean Stover
                    NextMedia Operating, Inc.
                    6312 South Fiddler's Green Circle, Suite 360-E Englewood, CO 80111

                    Facsimile: (303) 694-4940

               With a copy to:

                    Matthew L. Leibowitz, Esq.
                    Leibowitz & Associates, P.A.
                    One S.E. Third Avenue, Suite 1450
                    Miami, Florida 33131
                    Facsimile: (305) 530-9417

     18.10 Barter and Trade.  Buyer shall assume those certain Trade Agreements
           ----------------
listed on Schedule 1.1.3. Buyer shall not assume any additional Trade Agreements hereunder unless (a) Buyer obtains the value of the goods and services provided in exchange for the advertising to be broadcast and (b) those goods and services are useful to the business of the Stations. If the value of trade, barter, and similar arrangements for the sale of advertising time for other than cash that are assumed by Buyer under this Agreement including those listed on Schedule
1.1.3 is $25,000 or more with respect to any of the Stations, then Seller shall pay Buyer the excess above the first $25,000 for such Station within ninety (90) days after the Closing.

     18.11 Schedules.  The Schedules and Exhibits attached to this Agreement and
           ---------
the other documents delivered pursuant hereto are hereby made a part of this Agreement as if set forth in full herein.

     18.12 Entire Agreement.  This Agreement contains the entire agreement among
           ----------------
the parties hereto with respect to its subject matter and supersedes all negotiations, prior discussions, agreements, letters of intent, and understandings, written or oral, relating to the subject matter of this Agreement, and all conditions, terms, and covenants are hereby fully merged and integrated herein. This Agreement shall not be amended nor modified, unless by a written instrument, duly executed by both of the parties duly authorized representatives.

     18.13 Severability.  If any provision of this Agreement is held to be
           ------------
unenforceable, invalid, or void to any extent for any reason, that provision shall remain in force and effect to the maximum extent allowable, and the enforceability and validity of the remaining provisions of this Agreement shall not be affected thereby, and shall remain in full force and effect.

     18.14 Counterparts.  This Agreement may be executed in two or more
           ------------
counterparts, each of which will be deemed an original, but all of which together shall constitute but one and the same instrument.

     18.15 Authority.  Buyer and Seller expressly acknowledge that the agents
           ---------
executing this Agreement on their behalf, possess the full agency and authority, both actual and apparent, to fully bind their respective principals to this Agreement. Neither party shall assert or interpose any defense in any proceeding, which defenses are hereby waived, that said agents did not possess the legal authority and agency to bind their respective principals to this Agreement.

     18.16  Collection of Accounts Receivable.
            ---------------------------------

            (a) The accounts receivable of the Stations generated prior to the TBA Commencement Date (the "Pre-Closing Receivables") shall be and remain the property of Seller. No later than January 11, 2001, Seller shall furnish Buyer with a list (certified by the Chief Financial Officer of Seller to be a true and complete list) of all accounts receivable of Seller which remain outstanding as of the TBA Commencement Date. Buyer agrees, with respect to any Pre-Closing Receivables, to remit all amounts collected on Seller's behalf, no less often than the fifteenth business day after the close of each month during the Collection Period (as hereinafter defined) and without deduction or adjustment except for accrued sales commissions paid to former sales personnel of Seller at the commission rate prevailing at the time of the sale.

            (b) During the period commencing on the TBA Commencement Date and ending one hundred eighty (180) days thereafter (the "Collection Period"), Buyer shall use reasonable efforts, consistent with Seller's current billing and collection practices and in the ordinary course of the business, to collect outstanding Pre-Closing Receivables; provided, however, that notwithstanding the foregoing, Buyer shall be under no obligation to commence litigation, employ counsel or engage the services of a collection agency to effect collection. Buyer shall not make any compromise, adjustment, concession or settlement of any Pre-Closing Receivables without Seller's express written consent and Buyer shall be under no obligation to compromise, adjust, concede or settle any accounts receivable generated after the TBA Commencement Date or otherwise grant any credit or allowance to effect collection of a Pre-Closing Receivable.

            (c) Within fifteen days after the end of each month during the Collection Period, Buyer shall give Seller a report of all collections of any Pre-Closing Receivables during the preceding month.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered as of the date first above written.

                                   RADIOWORKS, INC., an Illinois corporation


                                   By:  ______________________________
                                        Robert E. Rhea, Jr., President

                                   WFVR, INC., an Illinois corporation


                                   By:  ______________________________
                                        Robert E. Rhea, Jr., President


                                   WKKD, INC., an Illinois corporation


                                   By:  ______________________________
                                        Robert E. Rhea, Jr., President


                                   NEXTMEDIA OPERATING, INC.,
                                   a Delaware corporation


                                   By:  _________________________________
                                        Matthew L. Leibowitz, Secretary


                                   NEXTMEDIA LICENSING, INC.,
                                   a Delaware corporation


                                   By:  _____________________________
                                        Matthew L. Leibowitz, Secretary